UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1:  Report to Shareholders.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA Crescent Fund

FPA CRESCENT FUND

LETTER TO SHAREHOLDERS

Introduction

Dear Shareholders:

FPA Crescent ("Fund") returned 3.33% in the second quarter and 14.49% over the first six months of 2019. This compares to 3.61% and 16.23% for the global MSCI ACWI and 4.30% and 18.54% for the S&P 500 in the same second quarter and year-to-date periods.

Long equities held by the Fund returned 5.03% and 21.16% in the second quarter and six months, respectively, besting the equity indices noted above.1 Including the small amount of other risk assets and cash the Fund held, the Fund generated 92% and 77% of the MSCI ACWI and S&P 500's returns with just 72% of its capital at risk in the second quarter.2

The Fund benefited from broad-based performance in the first half, with only two of its investments meaningfully detracting from the year-to-date return. But rather than a cause for celebration, we regard such favorable breadth as more of a reflection of this bull market than a credit to our competence as portfolio managers.

There was little in the way of news that drove individual contributors and detractors.

Winners and Losers3

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Q2 2019
Arconic	0.88%	3.4%	Baidu	-0.58%	1.4%
AIG	0.81%	4.0%	Mylan	-0.46%	1.0%
TE Connectivity	0.36%	2.1%	Alphabet	-0.32%	3.6%
Citigroup	0.30%	2.6%	Glencore	-0.18%	1.1%
Facebook	0.29%	2.3%	Altaba	-0.15%	2.3%
	2.64%	14.4%		-1.69%	9.4%

1  The performance of the long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Long equity holdings exclude paired trades, short-sales, limited partnerships, derivatives/futures, corporate bonds, mortgage backed securities, and cash and cash equivalents. Please refer to the first page for overall net performance of the Fund since inception. The long equity performance information shown is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Past results are no guarantee, nor are they indicative, of future results.

2  Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price.

3  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the quarter and year-to-date. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND

LETTER TO SHAREHOLDERS

(Continued)

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
YTD
Arconic	1.25%	3.4%	Baidu	-0.48%	1.4%
AIG	1.16%	4.0%	Mylan	-0.38%	1.0%
Citigroup	0.76%	2.6%	PG&E/Utilities (hedge)	-0.12%	0.2%
Facebook	0.76%	2.3%	Naver	-0.04%	0.4%
Analog Devices	0.71%	2.6%	Glencore PLC	-0.03%	1.4%
	4.64%	14.9%		-1.05%	4.4%

Markets

Interest rates have helped drive stock market returns over the past few decades, and now, while only marginally higher than thousand-year-plus recorded lows, rates are again expected to remain low — and perhaps sink even more — for even longer.

Low interest rates make stocks more valuable. We use the Dividend Discount Model, or DDM, as a simple proxy for valuing businesses to illustrate that principle.

In the DDM formula, P is the fair price of a particular stock; D1 is the expected annual dividend; r is its discount rate, and g is its dividend growth rate. Assume that the value of a business is equal to the sum of cash flows received by the shareholder over time. (Of course many companies reinvest their free cash flow and pay no dividend. We assume dividends and cash flow are interchangeable for this simple example.)

We will assume a dividend growth rate of 5% and set the expected annual dividend at $1 a share and leave them constant to isolate the effect of changes in interest rates. We will assign a discount rate based on a U.S. government bond plus an equity risk premium. In this example, we use the yield of a 10-year U.S. Treasury note in 2007, which was 5%, and the same note in 2019, when it was 2%, and then added a 5% risk premium for a discount rate of 10% and 7%.

Interest Rates — A Driver of Business Value4

In this case, the value of a business in 2019 that looks the same as one in 2007 would be worth 2.5 times as much, thanks to a discount rate that is 30% lower. In other words, low interest rates have added 7.9% to the return of the market since 2007, all else being equal; i.e., the rate of return from $20 to $50 over 12 years.

The beneficial impact of low rates on a highly leveraged equity would be even greater, in part because borrowing costs have declined so dramatically and in part because even more cash flow goes to investors.

4  Source: FPA. These calculations are hypothetical and are for illustrative purposes only.

FPA CRESCENT FUND

LETTER TO SHAREHOLDERS

(Continued)

The impact on a bond holder would be similar. In 2007, a 10-year U.S. Treasury note with a 5% coupon would be priced to yield 5% and therefore trade at $100. In 2019, a 10-year note priced to yield 2% would trade at $127 — or, 27% higher.5

Jim Grant of the eponymous Grant's Interest Rate Observer has called today's current low interest rate environment a "yield famine".6 Taking that thought a step further, a starving person will eat most anything put in front of him, and indeed, investors hungry for returns are replacing low yielding, conservative fixed income and cash-like investments with riskier assets, further fueling markets already running on high octane. In our opinion, features of those assets like low coupons, high leverage and weak covenants are more meal replacements than sustenance.

There is an aura of hopeful complacency floating around the stock market that, in part, finds need replacing want. Investors wanting a higher rate of return have often steered bull markets, and this bull market certainly has that characteristic. What's different today is that an investor cohort needing return also has a hand on the steering wheel in this market.

Let's say that before the Great Recession in 2007, you sought a conservative return, eschewing credit risk in exchange for a modicum of interest rate risk. You might have purchased a 10-year U.S. treasury note yielding 5.02%, and if you were fortunate enough to have $2.5 million to invest, you would have received an annual return of $125,450 for the next ten years.7 Today the 10-year Treasury yields a lowly 2.05% and that same investment would give you just $51,125 annually — a 59% decline.

What's more, the ravages of inflation have reduced the purchasing power of that relatively meager return by a further $8,840, so that its real value is an annual inflation-adjusted $42,285 — $83,165 less than it earned just a little more than a decade ago — a 66.3% drop in purchasing power!

That means a retired person investing today is left with three choices: curtail lifestyle, spend principal or take on more risk. As creatures of habit, changing how we live is difficult, particularly if it means consuming less. Watching your nest egg shrink is also discomfiting unless your corpus is unusually large or you are older so that it matters less (assuming you don't plan to leave much to your heirs). So it's not surprising that most people select the third option and assume more risk, perhaps without even realizing they have added risk to their portfolio. They may at first look for yield in vehicles that at least look and feel like conservative bonds, an exercise likely to lead them to high-yield bonds, utilities, master limited partnerships and, maybe, higher yielding common stocks. Eventually they may even find their way to stocks that pay no dividend at all.

This has led the average household to have 44% invested in common stocks — the second-highest level in the past 18 years.8 Crowding into equities has been a prescription that cured most ailments for more than a decade now. We suspect that not everyone knows what is in their portfolio; not everyone understands that volatility will most likely recur at some point, and not everyone fully understands how they might react to a major and sustained market downdraft. Will they panic and reduce their exposure? Or will they ride it out and maybe even buy more? History suggests the former.

Larger equity ownership generally suggests lower future stock market returns. As noted above, household ownership of equities currently stands at 44%, falling into the highest quintile and suggesting dismal prospective returns.

5  The 27% increase in bond prices has been a benefit for an investor interested in assuming interest rate risk. For investors such as ourselves, who prefer credit risk to interest rate risk, this has been a headwind.

6  Grant's Interest Rate Observer. May 17, 2019.

7  10-year US Treasury note yielded 5.018% at 2007 third quarter-end (September 28, 2007).

8  Source: Federal Reserve Economic Data, Bloomberg. Data as of December 31, 2018.

FPA CRESCENT FUND

LETTER TO SHAREHOLDERS

(Continued)

Household Equity Ownership as a Percent of Household Financial Assets vs.
Average Forward 10yr S&P 500 Returns from 1961 to 20189

Unusually, both risk-on and risk-off trades are working right now, allowing bulls and bears to win concurrently. Most global stock markets are trading at or near all-time highs, and gold and long-term U.S. Treasury bonds have also rallied. Thus, we have opposing sentiments existing and thriving in the same market.

Bull Market for Risk-on and Risk-off Assets10

	Year-to-Date Return	Cumulative Return since 2016 Low (ex. Dividends)	Percent Below All-time High
MSCI ACWI	16.57%	48.14%	At high
S&P 500	18.54%	60.83%	At high
Gold	10.20%	13.54%	-25.60%
US Treasury Bonds (30-year)	12.10%	8.05%	-7.32%

Many investors have placed the fears that sank the market in the fourth quarter of last year aside, pushing global markets higher despite a rising tide of populism around the world; slowing economic growth; looming

9  Source: Federal Reserve Economic Data, Bloomberg.

10  Data in table through June 30, 2019. The date of the '2016 Low' was February 11, 2016. Gold's all-time high price, as measured by the LBMA Gold Price PM Index, was 1895 recorded on September 5, 2011. The change in the price for the 30-year US Treasury bonds was calculated by comparing the price of two 30-year US Treasury bonds where coupon is held constant. The lowest 30-Year US Treasury bond yield (coincident with its all-time high price) was 2.11% recorded on July 8, 2011. The 30-year US Treasury Bond yield as of June 30, 2019 was 2.52%. Past performance is no guarantee of future results.

FPA CRESCENT FUND

LETTER TO SHAREHOLDERS

(Continued)

Brexit, and U.S. corporate debt proliferation that features low coverage ratios for this point in the cycle, not to mention, weak covenants, high sovereign debt, high state and municipal debt, trade wars — we could go on.

Some investors believe that economies and markets will eventually suffer from some combination of the aforementioned woes. Interest rates, they argue, should then decline even from current low levels, and U.S. Treasuries and gold should be a safe place to wait out the inevitable correction. Inevitability we can affirm, timing we cannot. We know not which path the market's mixed signals portend, thereby making any prognostication an unsavory exercise of futility.

There isn't anything, however, that suggests rates can't remain low for a long, long time. As we collectively drink from this trough of easy, cheap money, there is no reason to believe we will escape an unfortunate hangover, unless, of course, long-standing economic rules are up-ended and cycles abrogated.

Portfolio

The decline in interest rates over the last dozen years has benefited most risk assets and has certainly supported the Fund's returns. However, despite much lower interest rates, we have not meaningfully increased the multiple we have been willing to pay for companies, nor have we been comfortable allocating capital to junk bonds yielding single digit returns.

From the perspective of maximizing return, this decision has been a mistake as it has it led us to have less risk exposure and therefore more low yielding cash. Had we correctly predicted that interest rates would remain lower for longer and chosen to embrace the idea of free money as a long-term component of the market/economy, the Fund would have more invested in the markets and potentially performed even better.

Since your managers do not have such predictive capabilities, that would have meant taking unacceptable risks. A portfolio positioned perfectly for low interest rates and the attendant knock-on economic benefit, would likely result in a permanent impairment of capital in the event that interest rates were to rise or the economy to weaken. One, the other or both will change at some point, and so we consider the current upside/downside trade-off unrewarding.

A decade ago we didn't know what the markets, interest rates and the economy would look like today. Similarly, we don't know what things might look like ten years hence. If one believes in the status quo, then one should be willing to pay a high multiple for a stable stream of cash flow and a very high multiple for a growing stream. Many companies today are priced with that expectation.

But how often do things really turn out as anticipated? There's an old Yiddish adage, "Mann tract, un Gott lacht," or, "Man plans, and God laughs." Rates might rise. The economy might weaken. Valuation multiples might therefore contract, and the same math that drove markets higher could reverse, taking it lower.

The Fund will continue to adhere to its long-term mandate and manage prudently. If the status quo prevails and markets continue to spin higher, that will likely mean we miss out on some gains. On the other hand, the Fund is positioned to do reasonably well if markets take a turn for the worse and to take advantage of the resulting opportunities.

The Fund has an unusual ability to invest broadly. It can put money into equities of various market caps around the globe, both long and short; high-yield and distressed credits; private loans; derivatives; and more. Simply having an impressive collection of tools in our belt, however, doesn't mean they are consistently in use. If we moved into a newly constructed home, we would not likely remodel the kitchen. Today, the equity and credit markets are like new homes, offering us little opportunity to use our tools. Where you wield a hammer, everything can't be a nail.

FPA CRESCENT FUND

LETTER TO SHAREHOLDERS

(Continued)

And so for some time, the Fund's portfolio composition and, by extension its performance, has regrettably appeared relatively more ordinary than its entire history would suggest. That will continue to be the case until such point in time when we can pull tools from our belt to create real value.

The stock market currently still offers us occasional opportunities to own good businesses and other misunderstood assets priced to offer attractive prospective returns with limited downside. Still, we are presently in the eleventh year of the longest running U.S. bull market in modern history, and it is challenging to assemble a fully invested portfolio that meets our risk/reward hurdles.

With stocks trading on average at a 19.3x price-to-earnings ratios and high-yield bonds trading on average at 6.5% yields, our position should not come as a surprise to our long-time partners. An exemplar of pricing gone wrong are the fourteen Euro-denominated junk bonds that trade with a negative yield. As Bloomberg pointed out, "At the start of the year there were none (i.e., no negative yielding junk bonds). Cheap money policies since the last financial crisis have kept interest rates at, or near, all-time lows for the last decade. That's prompted many investors to buy riskier assets that yield enough for them to meet their liabilities, driving bond markets higher and yields lower."11

We have to decide whether a security trades at a price where the underlying business or asset is valued at a discount to some combination of its current or prospective value. In order to protect capital, that discount must be big enough to compensate for the risk that an investment negatively surprises.

The distinction between growth and value has blurred. That's partly a function of technological innovation that continues to impair the economics of many businesses and render others obsolete, as we discussed in our commentary. So we remain hyper-focused on the importance of price.

Our opinion is that stock and bond markets have borrowed from future returns. Admittedly, a dollar in our pocket today feels better than the promise of one tomorrow, but in this low interest rate environment, spending that dollar is risky because it might not be so easily replaced by future stock market returns.

Price matters. Just take a look at two hypothetical companies, one growth, and the other value. Their shares can be purchased for $10 apiece. Growth Inc. trades at 17 times earnings (its "price-to-earnings"), and its profits compound at 12% over the next five years. At the end of that period, however, expectations for the next five years might be more modest, and so an investor would pay a somewhat lower 15 times earnings for its shares. That would leave an investor with a 51% gain.

Value Inc., on the other hand, trades at a much "cheaper" 10 times earnings. If it grows 5% over the ensuing five years and its multiple expands just two turns to 12 times earnings, then an investor would make a 53% return. The difference in return on investment for Growth Inc. and Value Inc. after five years is therefore inconsequential, as shown in Exhibit A.12

11  Bloomberg Markets. Sub-Zero Yields Start Taking Hold in "Europe's Junk Bond market. Laura Benitez and Tasos Vossos. July 9, 2019.

12  The hypothetical scenarios provided in Exhibits A, B & C are for illustrative and informational purposes only. No representation is being made that any account, product, strategy or security will or is likely to achieve results similar to those shown. Hypothetical results do not reflect trading in actual accounts, and do not reflect the impact of economic, market or other factors. Hypothetical results have certain inherent limitations and are designed with the benefit of hindsight. There are frequently sharp differences between simulated results and the actual results subsequently achieved. Please see the end of this Commentary for additional disclosures.

FPA CRESCENT FUND

LETTER TO SHAREHOLDERS

(Continued)

Exhibit A

	Year 0					Year 5
Company	Price	Earnings Per Share	Price to Earnings		5-year Earnings Growth	Price	Earnings Per Share	Price to Earnings		Percent Change
Growth Inc.	$10.00	$0.57	17.5	x	12%	$15.11	$1.01	15	x	51%
Value Inc.	$10.00	$1.00	10.0	x	5%	$15.32	$1.28	12	x	53%

We invest, however, with imperfect knowledge in a dynamically evolving world, and reality in Year Five of owning a stock can be dramatically different than when it was bought — and more likely worse, given that one generally buys a security with optimistic expectations.

Let's now imagine that Value Inc. performs as expected and Growth Inc. doesn't, or vice-versa. In either case, an investor's gain would be far more muted should earnings growth disappoint and the expected P/E lag expectations, as is the case in Exhibit B.

Exhibit B

	Year 0					Year 5
Company	Price	Earnings Per Share	Price to Earnings		5-year Earnings Growth	Price	Earnings Per Share	Price to Earnings		Percent Change
Growth Inc.	$10.00	$0.57	17.5	x	7%	$10.42	$0.80	13	x	4%
Value Inc.	$10.00	$1.00	10	x	3%	$10.43	$1.16	9	x	4%

But what if these companies start with a much higher valuation than in either Exhibit A or B, but profit growth and ending P/Es are the same as in Exhibit B? A price decline of 39% and 48% for Growth Inc. and Value Inc., respectively, is likely a larger mark-to-market decline than most investors find comfortable.

Exhibit C

	Year 0					Year 5
Company	Price	Earnings Per Share	Price to Earnings		5-year Earnings Growth	Price	Earnings Per Share	Price to Earnings		Percent Change
Growth Inc.	$10.00	$0.33	30	x	7%	$6.08	$0.47	13	x	-39%
Value Inc.	$10.00	$0.50	20	x	3%	$5.22	$0.58	9	x	-48%

High valuations are perishable, and we see the world tilting more towards the scenario in Exhibit C than Exhibit A. There are, of course, some who are nimble enough to exit overpriced equites before their sell-by date, but that is not our skill. To us, price matters.

As a result of strong performance across the portfolio, we have reduced the Fund's exposure to investments with risk-to-reward ratios that no longer justify the size of previous positions. The Fund's net risk exposure has declined since the end of 2018, ending the second quarter this year at 71.4% and down from 72.2% at the end of the first quarter.

FPA CRESCENT FUND

LETTER TO SHAREHOLDERS

(Continued)

Conclusion

With stocks and bonds trading at or near all-time high valuations, the market provides little downside protection for what will likely be a mediocre prospective return and we are therefore less than fully invested today.

Alfred E. Neumann, Mad Magazine's fictitious mascot and cover boy, had a favorite catch phrase, "What, Me Worry?" Neumann embodied complacency, a similarity we see today in many an investor. Mad's publishers recently announced that the monthly magazine would cease publication with its August issue. Maybe now's the time for Mr. Neumann to worry. What about the rest of us?

Respectfully submitted,

Steven Romick
Portfolio Manager

July 29, 2019

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND

PORTFOLIO SUMMARY

June 30, 2019 (Unaudited)

Common Stocks		67.9%
Internet Media	7.8%
Aircraft & Parts	7.0%
Diversified Banks	5.7%
Semiconductor Devices	5.3%
Banks	4.8%
Cable & Satellite	4.4%
Investment Companies	4.0%
P&C Insurance	4.0%
Cement & Aggregates	3.5%
Entertainment Content	2.4%
Electrical Components	2.1%
Infrastructure Software	2.0%
Midstream — Oil & Gas	1.7%
Insurance Brokers	1.5%
Institutional Brokerage	1.5%
Consumer Finance	1.4%
E-Commerce Discretionary	1.2%
Mining Services	1.1%
Containers & Packaging	1.1%
Specialty Chemicals	1.0%
Generic Pharmaceuticals	1.0%
Home Improvement	0.7%
Application Software	0.6%
Integrated Utilities	0.6%
Food & Drug Stores	0.5%
Medical Equipment	0.5%
Marine Shipping	0.3%
Chemicals	0.2%
Closed End Fund		2.3%
Limited Partnerships		1.2%
Preferred Stocks		0.9%
Bonds & Debentures		14.1%
U.S. Treasuries	9.9%
Municipals	2.8%
Corporate Bonds & Notes	0.7%
Corporate Bank Debt	0.5%
Asset-Backed Securities	0.2%
Residential Mortgage-Backed Securities	0.0%
Short-term Investments		14.1%
Securities Sold Short		(6.1)%
Other Assets And Liabilities, Net		5.6%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2019
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 7.8%
Alphabet, Inc. (Class A)(a)	243,769	$263,953,073
Alphabet, Inc. (Class C)(a)	245,340	265,190,459
Baidu, Inc. (ADR) (China)(a)	1,791,516	210,252,318
Facebook, Inc. (Class A)(a)	1,698,438	327,798,534
Naver Corp. (South Korea)	560,426	55,387,371
		$1,122,581,755
AIRCRAFT & PARTS — 7.0%
Arconic, Inc.	19,120,622	$493,694,460
Meggitt plc (Britain)	28,376,243	189,054,039
United Technologies Corp.	2,498,174	325,262,255
		$1,008,010,754
DIVERSIFIED BANKS — 5.7%
Bank of America Corp.	10,809,987	$313,489,623
Citigroup, Inc.	5,300,260	371,177,208
Royal Bank of Scotland Group plc (Britain)	49,922,150	139,238,225
		$823,905,056
SEMICONDUCTOR DEVICES — 5.3%
Analog Devices, Inc.	3,322,526	$375,013,510
Broadcom, Inc.	1,340,149	385,775,291
		$760,788,801
BANKS — 4.8%
CIT Group, Inc.(b)	7,290,114	$383,022,590
Signature Bank	731,980	88,452,463
Wells Fargo & Co.	4,799,137	227,095,163
		$698,570,216
CABLE & SATELLITE — 4.4%
Charter Communications, Inc. (Class A)(a)	756,412	$298,918,894
Comcast Corp. (Class A)	7,849,306	331,868,658
		$630,787,552
INVESTMENT COMPANIES — 4.0%
Groupe Bruxelles Lambert SA (Belgium)	2,722,644	$267,502,936
Jefferies Financial Group, Inc.(b)	16,334,640	314,115,127
		$581,618,063
P&C INSURANCE — 4.0%
American International Group, Inc.	10,790,921	$574,940,271

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
CEMENT & AGGREGATES — 3.5%
HeidelbergCement AG (Germany)	2,947,784	$238,550,460
LafargeHolcim Ltd. (Switzerland)(a)	5,575,771	272,635,788
		$511,186,248
ENTERTAINMENT CONTENT — 2.4%
Naspers, Ltd. (N Shares) (South Africa)	1,424,355	$344,765,216
ELECTRICAL COMPONENTS — 2.1%
TE Connectivity, Ltd. (Switzerland)	3,139,194	$300,672,001
INFRASTRUCTURE SOFTWARE — 2.0%
Microsoft Corp.	2,175,903	$291,483,966
MIDSTREAM — OIL & GAS — 1.7%
Kinder Morgan, Inc.	12,078,542	$252,199,957
INSURANCE BROKERS — 1.5%
Aon plc (Britain)	1,131,085	$218,276,783
INSTITUTIONAL BROKERAGE — 1.5%
LPL Financial Holdings, Inc.	2,609,575	$212,863,033
CONSUMER FINANCE — 1.4%
Ally Financial, Inc.	6,577,069	$203,823,368
E-COMMERCE DISCRETIONARY — 1.2%
JD.com, Inc. (ADR) (China)(a)	5,731,482	$173,606,590
MINING SERVICES — 1.1%
Glencore plc (Switzerland)(a)	47,823,680	$165,514,014
CONTAINERS & PACKAGING — 1.1%
Owens-Illinois, Inc.(b)	9,007,760	$155,564,015
SPECIALTY CHEMICALS — 1.0%
Univar, Inc.(a)	6,575,060	$144,914,322

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
GENERIC PHARMACEUTICALS — 1.0%
Mylan NV(a)	7,279,674	$138,604,993
HOME IMPROVEMENT — 0.7%
Mohawk Industries, Inc.(a)	697,373	$102,841,596
APPLICATION SOFTWARE — 0.6%
Nexon Co. Ltd. (Japan)(a)	6,340,900	$92,638,245
INTEGRATED UTILITIES — 0.6%
PG&E Corp.(a)	3,585,220	$82,173,242
FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,042,860	$77,949,867
MEDICAL EQUIPMENT — 0.5%
Olympus Corp. (Japan)	6,219,900	$69,220,549
MARINE SHIPPING — 0.3%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)(e)	1,146,250	$41,407,097
CHEMICALS — 0.2%
Cabot Corp.	600,021	$28,627,002
TOTAL COMMON STOCKS — 67.9% (Cost $7,403,050,754)		$9,809,534,572
CLOSED END FUND — 2.3%
Altaba, Inc.(a) (Cost $194,143,971)	4,756,180	$329,936,207
LIMITED PARTNERSHIPS
FPS LLC(a)(c)(d)(e)	769,421	$76,942,058
GACP II L.P.(c)(d)(e)	671,327	48,606,144
U.S. Farming Realty Trust, L.P.(c)(d)(e)	350,000	34,926,236
U.S. Farming Realty Trust II, L.P.(c)(d)(e)	120,000	11,811,408
TOTAL LIMITED PARTNERSHIPS — 1.2% (Cost $159,979,416)		$172,285,846

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

PREFERRED STOCKS	Shares or Principal Amount	Fair Value
AUTOMOBILES — 0.7%
Porsche Automobil Holding SE (Germany)	1,539,070	$99,707,786
INDUSTRIALS — 0.2%
General Electric Co., VRN(h)	28,026,000	$26,869,928
TOTAL PREFERRED STOCKS — 0.9% (Cost $110,149,904)		$126,577,714
WARRANTS
MORTGAGE FINANCE — 0.0%
Ditech Holding Corp.(a)(b)	430,887	$2,154
Ditech Holding Corp.(a)(b)	341,900	3,419
		$5,573
TOTAL WARRANTS — 0.0% (Cost $0)		$5,573
CONVERTIBLE PREFERRED STOCK — 0.0%
MORTGAGE FINANCE — 0.0%
Ditech Holding Corp.(a)(b) (Cost $16,018,470)	9,950	$995
BONDS & DEBENTURES
RESIDENTIAL MORTGAGE-BACKED SECURITIES
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Stanwich Mortgage Loan Trust Series 2012-2 A — 0.00% 3/15/2047(d)(e)(g)(h)	$98,815	$41,996
Stanwich Mortgage Loan Trust Series 2010-2 A — 0.00% 2/28/2057(d)(e)(g)(h)	663,639	334,607
		$376,603
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0% (Cost $390,433)		$376,603
ASSET-BACKED SECURITIES
OTHER — 0.2%
Kamsarmax Shipping — 11.00% 9/10/2019(c)(d)(e)	$7,150,540	$7,150,540
Northern Shipping — 7.80% 12/24/2019(c)(d)(e)	30,533,326	30,533,326
		$37,683,866
TOTAL ASSET-BACKED SECURITIES — 0.2% (Cost $37,683,866)		$37,683,866

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CORPORATE BONDS & NOTES
ENERGY — 0.2%
California Resources Corp. — 6.00% 11/15/2024	$2,171,000	$1,403,009
California Resources Corp. 2nd Lien — 8.00% 12/15/2022(g)	35,750,000	26,946,562
		$28,349,571
INDUSTRIAL — 0.5%
Bombardier, Inc. — 7.45% 5/1/2034(g)	$5,800,000	$5,814,500
Bombardier, Inc. — 7.50% 3/15/2025(g)	66,677,000	66,780,350
		$72,594,850
TOTAL CORPORATE BONDS & NOTES — 0.7% (Cost $88,273,573)		$100,944,421
CORPORATE BANK DEBT — 0.2%
Hall of Fame TL, 3M USD LIBOR + 11.000% — 15.080% 5/15/2020(c)(d)(e)(h)	$9,944,735	$9,944,735
MEC Filo TL 1, 1M USD LIBOR + 9.000% — 11.440% 2/12/2021(c)(d)(e)(h)	19,202,100	19,202,100
		$29,146,835
OTHER CORPORATE BANK DEBT — 0.3% (i)		$36,800,574
TOTAL CORPORATE BANK DEBT — 0.5% (Cost $66,014,596)		$65,947,409
MUNICIPALS
Commonwealth of Puerto Rico GO, Series 2014 A, (SER A), — 8.00% 7/1/2035	$111,230,000	$57,561,525
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2021	7,070,000	7,149,538
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2022	3,883,000	3,936,391
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2033	25,194,000	25,351,462
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.125% 7/1/2037	14,598,000	14,689,238
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2029	9,753,000	9,887,104
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2042	93,814,000	94,634,872
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.75% 7/1/2037	16,607,000	17,022,175

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 6.00% 7/1/2047	$14,655,000	$15,039,694
Puerto Rico Public Buildings Authority Rev., Series 2012 U, (REF-GOVT FACS-SER U), — 5.25% 7/1/2042	54,920,000	39,817,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2024(f)	2,452,000	2,084,077
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2027(f)	4,153,000	3,178,789
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2029(f)	4,047,000	2,836,138
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2031(f)	5,216,000	3,263,547
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2033(f)	5,871,000	3,278,425
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2046(f)	55,871,000	12,777,698
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2051(f)	45,515,000	7,677,925
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (RESTRUCTURED-SER A-1), — 4.50% 7/1/2034	4,298,000	4,434,676
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (RESTRUCTURED-SER A-1), — 4.55% 7/1/2040	2,177,000	2,177,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (TXBL-RESTRUCTURED-SER A-2), — 4.55% 7/1/2040	22,112,000	21,338,080
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (RESTRUCTURED-SER A-1), — 4.75% 7/1/2053	15,968,000	15,521,854
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (TXBL-RESTRUCTURED-SER A-2), — 4.75% 7/1/2053	662,000	624,710
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (RESTRUCTURED-SER A-1), — 5.00% 7/1/2058	40,380,000	40,380,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. Rev., (TXBL-RESTRUCTURED-SER A-2), — 5.00% 7/1/2058	8,865,000	8,576,888
TOTAL MUNICIPALS — 2.8% (Cost $279,623,255)		$413,238,806
U.S. TREASURIES
U.S. Treasury Bills — 2.078% 8/8/2019	$120,000,000	$119,721,264
U.S. Treasury Bills — 2.098% 8/13/2019	120,000,000	119,702,556
U.S. Treasury Notes — 0.75% 7/15/2019	180,000,000	179,891,010
U.S. Treasury Notes — 0.75% 8/15/2019	175,000,000	174,680,082
U.S. Treasury Notes — 0.875% 9/15/2019	100,000,000	99,733,980

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. Treasury Notes — 1.00% 9/30/2019	$170,000,000	$169,519,223
U.S. Treasury Notes — 1.00% 10/15/2019	235,000,000	234,238,083
U.S. Treasury Notes — 1.50% 10/31/2019	100,000,000	99,793,360
U.S. Treasury Notes — 3.375% 11/15/2019	230,000,000	231,029,618
TOTAL U.S. TREASURIES — 9.9% (Cost $1,427,649,838)		$1,428,309,176
TOTAL BONDS & DEBENTURES — 14.1% (Cost $1,899,635,561)		$2,046,500,281
TOTAL INVESTMENT SECURITIES — 86.4% (Cost $9,782,978,076)		$12,484,841,188
SHORT-TERM INVESTMENTS
Chevron Corp.
— 2.31% 8/19/2019	$100,000,000	$99,691,028
— 2.316% 7/26/2019	100,000,000	99,841,667
— 2.329% 8/9/2019	100,000,000	99,751,917
— 2.35% 8/7/2019	75,000,000	74,821,937
— 2.38% 7/31/2019	50,000,000	49,902,500
— 2.39% 7/26/2019	24,550,000	24,509,936
— 2.431% 7/17/2019	75,000,000	74,920,333
— 2.453% 7/3/2019	81,000,000	80,989,155
— 2.463% 7/2/2019	50,000,000	49,996,639
Coca-Cola Co. (The) — 2.443% 7/18/2019	50,000,000	49,943,333
Exxon Mobil Corp.
— 2.289% 8/22/2019	125,000,000	124,593,750
— 2.37% 8/5/2019	74,000,000	73,832,369
— 2.441% 7/16/2019	100,000,000	99,900,000
— 2.442% 7/22/2019	125,000,000	124,825,000
— 2.443% 7/24/2019	50,000,000	49,923,333
— 2.451% 7/5/2019	25,000,000	24,993,306
General Electric Co.
— 2.588% 7/9/2019	60,000,000	59,966,000
— 2.594% 8/12/2019	85,000,000	84,747,125
— 2.642% 7/18/2019	25,000,000	24,969,306
— 2.677% 8/2/2019	75,000,000	74,824,667
— 2.687% 7/30/2019	40,000,000	39,914,933
— 2.693% 7/3/2019	25,000,000	24,996,319
— 2.693% 7/5/2019	85,000,000	84,974,972
— 2.781% 7/8/2019	49,000,000	48,973,989

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
Pepsico, Inc.
— 2.273% 7/3/2019	$50,000,000	$49,993,778
— 2.294% 7/15/2019	13,350,000	13,338,267
— 2.307% 7/29/2019	40,000,000	39,929,378
— 2.40% 7/19/2019	60,000,000	59,929,200
Wal-Mart Stores, Inc.
— 2.354% 7/2/2019	40,000,000	39,997,422
— 2.369% 7/29/2019	40,000,000	39,927,511
— 2.386% 7/1/2019	50,000,000	50,000,000
— 2.439% 7/1/2019	50,000,000	50,000,000
State Street Bank Repurchase Agreement — 0.50% 7/1/2019 (Dated 06/28/2019, repurchase price of $44,440,852, collateralized by $44,250,000 principal amount U.S. Treasury Notes — 2.375% 2022, fair value $45,332,178)(j)	44,439,000	44,439,000
TOTAL SHORT-TERM INVESTMENTS — 14.1% (Cost $2,033,358,070)		$2,033,358,070
TOTAL INVESTMENTS — 100.5% (Cost $11,816,336,146)		$14,518,199,258
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT — (4.0)%
Pennsylvania Real Estate Investment Trust	(589,420)	$(3,831,230)
SPDR S&P Regional Banking ETF	(7,160,648)	(382,593,423)
Tencent Holdings, Ltd. (China)	(911,600)	(41,240,226)
Utilities Select Sector SPDR Fund	(1,060,170)	(63,217,937)
Volkswagen AG (Preference Shares) (Germany)	(408,519)	(68,809,989)
WW Grainger, Inc.	(70,685)	(18,959,837)
		$(578,652,642)
OTHER COMMON STOCKS SOLD SHORT — (1.9)%(i)		$(270,819,306)
TOTAL COMMON STOCKS SOLD SHORT — (5.9)% (Proceeds $852,883,785)		$(849,471,948)
TOTAL OTHER COPORATE BONDS AND NOTES (SHORT) — (0.2)%(i) (Proceeds $37,362,913)		$(37,466,438)
TOTAL SECURITIES SOLD SHORT — (6.1)% (Proceeds $890,246,698)		$(886,938,386)
Other Assets and Liabilities, net — 5.6%		813,638,792
NET ASSETS — 100.0%		$14,444,899,664

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

(a)  Non-income producing security.

(b)  Affiliated Security.

(c)  Restricted securities. These restricted securities constituted 2.82% of total net assets at June 30, 2019, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures. These securities constituted 1.94% of total net assets at June 30, 2019.

(e)  Investments categorized as a significant unobservable input (Level 3) (See Note 7 of the Notes to Financial Statements).

(f)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(h)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2019. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(i)  As permitted by U.S. Securities Exchange Commission regulations, "Other" Corporate Bank Debt, Common Stocks Sold Short, and Corporate Bonds and Notes (Short) include holdings in their first year of acquisition that have not previously been disclosed.

(j)  Security pledged as collateral (See Note 9 of the Notes to Financial Statements).

Forward Foreign Currency Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at June 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	80,001,940	EUR	70,886,000	9/19/2019	$81,103,375	—	$(1,101,436)
Total						$81,103,375	—	$(1,101,436)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.122]	0.12%	6/24/2021	Barclays Bank PLC	$763,000,000	$1,999,060	$2,925,342
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.162]	0.16%	6/24/2021	Barclays Bank PLC	690,000,000	2,001,000	3,755,670
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.100]	0.10%	7/8/2021	Barclays Bank PLC	749,000,000	1,999,830	2,993,753
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.141]	0.14%	7/8/2021	Barclays Bank PLC	658,000,000	2,000,320	3,685,458
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.198]	0.20%	6/30/2023	Barclays Bank PLC	678,000,000	2,000,100	2,404,188
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.273]	0.27%	6/30/2023	Barclays Bank PLC	608,000,000	2,000,320	2,706,816

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.187]	0.19%	7/10/2023	Barclays Bank PLC	$658,000,000	$2,000,320	$2,372,090
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.269]	0.27%	7/10/2023	Barclays Bank PLC	597,000,000	1,999,950	2,669,784
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	5/22/2020	Barclays Bank PLC	100,000,000	21,930,000	19,079,800
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	7/13/2020	Barclays Bank PLC	90,081,096	18,962,071	16,812,466
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.143]	0.14%	9/28/2021	Goldman Sachs Inter- national	3,345,901,000	8,750,000	12,430,022
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.182]	0.18%	9/28/2021	Goldman Sachs Inter- national	2,805,494,000	8,811,000	15,228,221

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — 30-Year Interest Rate Swap(c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.145]	0.15%	10/4/2021	Morgan Stanley	$3,125,230,200	$8,281,777	$12,322,783
Call — 30-Year Interest Rate Swap(c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.190]	0.19%	10/4/2021	Morgan Stanley	2,605,964,690	8,209,344	15,442,947
Call — CMS Cap Swap(c)(e)	Receive	3-Month USD-LIBOR	2.89%	1/11/2029	Morgan Stanley	72,866,628	3,563,250	1,576,251
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	7/15/2027	Morgan Stanley	89,879,161	18,542,071	16,669,618
							$113,050,413	$133,075,209

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put — JPY FX(e)	$95.00	3/24/2022	Barclays Bank PLC	$194,350,000	$14,624,838	$16,686,891

Written Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Put — CMS Floor Swap (c)(e)	Pay	3-Month USD-LIBOR	2.55%	1/11/2029	Morgan Stanley	$(72,866,628)	$(3,563,250)	$(6,404,175)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2019
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
CMS CAP SWAPTION 0.100 JUL21 0.100 CALL Barclays Bank PLC .100% 07/08/2021	07/06/2018	$1,999,830	$2,993,753	0.02%
CMS CAP SWAPTION 0.122 JUN21 0.122 CALL Barclays Bank PLC .122% 06/24/2021	06/22/2018	1,999,060	2,925,342	0.02%
CMS CAP SWAPTION 0.141 JUL21 0.141 CALL Barclays Bank PLC .141% 07/08/2021	07/06/2018	2,000,320	3,685,458	0.03%
CMS CAP SWAPTION 0.162 JUN21 0.162 CALL Barclays Bank PLC .162% 06/24/2021	06/22/2018	2,001,000	3,755,670	0.03%
CMS CAP SWAPTION 0.187 JUL23 0.187 CALL Barclays Bank PLC .187% 07/10/2023	07/06/2018	2,000,320	2,372,090	0.01%
CMS CAP SWAPTION 0.198 JUN23 0.198 CALL Barclays Bank PLC .198% 06/30/2023	06/28/2018	2,000,100	2,404,188	0.02%
CMS CAP SWAPTION 0.269 JUL23 0.269 CALL Barclays Bank PLC .269% 07/10/2023	07/06/2018	1,999,950	2,669,784	0.02%
CMS CAP SWAPTION 0.273 JUN23 0.273 CALL Barclays Bank PLC .273% 06/30/2023	06/28/2018	2,000,320	2,706,816	0.02%
CMS ENERGY CORP 0.143 OCT20 0.143 CALL Goldman Sachs International .143% 09/28/2021	09/28/2018	8,750,000	12,430,022	0.09%
CMS ENERGY CORP 0.182 NOV20 0.182 CALL Goldman Sachs International .182% 09/28/2021	09/28/2018	8,811,000	15,228,221	0.11%
CMS ENERGY CORP 0.145 MAR21 0.145 CALL Morgan Stanley .145% 10/04/2021	10/03/2018	8,281,777	12,322,783	0.09%
CMS ENERGY CORP 0.190 MAR21 0.190 CALL Morgan Stanley .190% 10/04/2021	10/03/2018	8,209,345	15,442,947	0.11%
CMS CAP SWAPTION 2.892 JAN29 2.892 CALL Morgan Stanley 2.892% 01/11/2029	1/9/2019	3,563,250	1,576,251	0.01%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2019
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
CMS CAP SWAPTION 2.552 JAN29 2.552 Put Morgan Stanley 2.552% 01/11/2029	1/9/2019	$(3,563,250)	$(6,404,175)	(0.04)%
Call-Strike $0.0000.10; expires 05/22/2020; $100,000,000(Barclays Capital Counterparty) Barclays Bank PLC 05/22/2020	05/22/2017	21,930,000	19,079,800	0.13%
Call-Strike $0.0000.10; expires 07/13/2020; $90,081,096.000 Barclays Bank PLC 07/13/2020	07/13/2017	18,962,071	16,812,466	0.11%
Call-Strike $0.0000.10; expires 07/15/2027; $89,879,161.000 Morgan Stanley & Co. International PLC 07/15/2027	07/13/2017	18,542,071	16,669,618	0.11%
FPS LLC	10/17/2018, 12/10/2018, 12/17/2018, 1/28/2019, 2/28/2019, 3/22/2019, 3/26/2019, 4/08/2019, 4/24/2019, 5/03/2019, 5/15/2019, 6/28/2019	76,942,058	76,942,058	0.53%
GACP II L.P.	01/12/2018, 02/27/2018, 04/13/2018, 05/17/2018, 06/21/2018, 06/28/2018, 11/27/2018, 2/1/2019	44,173,256	48,606,144	0.33%
Hall of Fame TL, 3M USD LIBOR + 11.000% — 15.080% 5/15/2020	03/20/2018	9,944,735	9,944,735	0.07%
Kamsarmax Shipping — 11.00% 9/10/2019	09/08/2015, 11/29/2016, 06/07/2017, 09/08/2017	7,150,540	7,150,540	0.05%
MEC Filo TL 1, 1M USD LIBOR + 9.000% — 11.440% 2/12/2021	06/29/2018	19,202,100	19,202,100	0.13%
Northern Shipping — 7.80% 12/24/2019	12/22/2014	30,533,326	30,533,326	0.21%
Sound Holding FP (Luxembourg)	10/07/2013	68,546,025	41,407,097	0.29%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2019
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
U.S. Farming Realty Trust, L.P.	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 06/18/2015, 07/29/2015, 07/29/2015	$27,527,690	$34,926,236	0.24%
U.S. Farming Realty Trust II, L.P.	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	11,336,412	11,811,408	0.08%
TOTAL RESTRICTED SECURITIES		$404,843,306	$407,194,678	2.82%

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $8,973,510,902)	$11,590,725,791
Investments in affiliates — at fair value (identified cost $809,467,174)	894,115,397
Short-term investments — at amortized cost (maturities 60 days or less)	2,033,358,070
Purchased options, at value (premiums received $127,675,251)	149,762,100
Cash	406
Deposits for securities sold short	885,382,090
Receivable for:
Dividends and interest	31,172,071
Capital Stock sold	4,970,724
Investment securities sold	3,468,935
Total assets	15,592,955,584
LIABILITIES
Written options, at value (premiums received $3,563,250)	6,404,175
Payable for:
Securities sold short, at fair value (proceeds $890,246,698)	886,938,386
Investment securities purchased	96,301,903
Capital Stock repurchased	86,023,344
Due to broker — OTC derivatives collateral	57,135,806
Advisory fees	11,839,887
Accrued expenses and other liabilities	2,310,983
Unrealized depreciation on forward foreign currency contracts	1,101,436
Total liabilities	1,148,055,920
NET ASSETS	$14,444,899,664
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 435,195,830 outstanding shares	$11,601,924,573
Distributable earnings	2,842,975,091
NET ASSETS	$14,444,899,664
NET ASSET VALUE
Offering and redemption price per share	$33.19

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,150,874)	$103,979,886
Interest	65,657,058
Income from affiliates	9,499,596
Total investment income	179,136,540
EXPENSES
Advisory fees	72,807,801
Short sale dividend expense	8,635,437
Transfer agent fees and expenses	3,236,916
Administrative services fees	399,454
Other professional fees	361,668
Custodian fees	321,410
Reports to shareholders	317,303
Trustee fees and expenses	200,005
Legal fees	90,117
Filing fees	64,174
Audit and tax services fees	45,871
Other	42,581
Total expenses	86,522,737
Net investment income	92,613,803
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	112,325,865
Investments in affiliates	37,236,626
Investments in forward foreign currency contracts	3,156,518
Investments in foreign currency transactions	(431,982)
Net change in unrealized appreciation (depreciation) of:
Investments	1,663,106,935
Investments in affiliates	102,627,241
Investment securities sold short	(54,495,453)
Written options	(2,840,925)
Purchased options	(2,921,048)
Investments in forward foreign currency contracts	(1,016,381)
Translation of foreign currency denominated amounts	289,210
Net realized and unrealized gain	1,857,036,606
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,949,650,409

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$92,613,803	$117,113,141
Net realized gain	152,287,027	1,202,576,833
Net change in unrealized appreciation (depreciation)	1,704,749,579	(2,506,480,278)
Net increase (decrease) in net assets resulting from operations	1,949,650,409	(1,186,790,304)
Distributions to shareholders	(265,442,498)	(1,204,136,931)
Capital Stock transactions:
Proceeds from Capital Stock sold	911,239,512	2,055,355,447
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	229,315,745	1,035,861,508
Cost of Capital Stock repurchased*	(2,087,103,137)	(4,477,796,979)
Net decrease from Capital Stock transactions	(946,547,880)	(1,386,580,024)
Total change in net assets	737,660,031	(3,777,507,259)
NET ASSETS
Beginning of period	13,707,239,633	17,484,746,892
End of period	$14,444,899,664	$13,707,239,633
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	28,163,481	60,104,320
Shares issued to shareholders upon reinvestment of dividends and distributions	6,959,379	34,375,789
Shares of Capital Stock repurchased	(64,073,338)	(134,319,425)
Change in Capital Stock outstanding	(28,950,478)	(39,839,316)

*  Net of redemption fees of $219,420 and $338,489 for the period ended June 30, 2019 and year ended December 31, 2018, respectively.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2019		Year Ended December 31,
	(Unaudited)		2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of period	$29.53		$34.69	$32.61	$31.06	$33.74	$32.96
Income from investment operations:
Net investment income*	0.21		0.24	0.23	0.24	0.18	0.25
Net realized and unrealized gain (loss) on investment securities	4.07		(2.78)	3.14	2.93	(0.89)	1.94
Total from investment operations	4.28		(2.54)	3.37	3.17	(0.71)	2.19
Less distributions:
Dividends from net investment income	(0.21)		(0.21)	(0.34)	(0.29)	(0.31)	(0.31)
Distributions from net realized capital gains	(0.41)		(2.41)	(0.95)	(1.34)	(1.66)	(1.10)
Total distributions	(0.62)		(2.62)	(1.29)	(1.63)	(1.97)	(1.41)
Redemption fees	—	**	— **	— **	0.01	— **	— **
Net asset value at end of period	$33.19		$29.53	$34.69	$32.61	$31.06	$33.74
Total investment return	14.49%		(7.43)%	10.39%	10.25%	(2.06)%	6.64%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$14,444,900		$13,707,240	$17,484,747	$16,555,035	$18,119,838	$19,983,836
Ratio of expenses of average net assets:
Expenses	1.19	%†‡	1.18%‡	1.10%‡	1.09%‡	1.11%‡	1.20%‡
Net investment income	1.27	%†	0.70%	0.66%	0.77%	0.53%	0.45%
Portfolio turnover rate	4	%†	64%	18%	35%	48%	31%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

†  Annualized.

‡  For the periods ended June 30, 2019, December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014, the expense ratio includes short sale dividend expense equal to 0.12%, 0.11%, 0.03%, 0.02%, 0.02%, 0.05% of average net assets, respectively.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2019
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $197,955,383 for the period ended June 30, 2019. The proceeds and cost of securities sold resulting in net realized gains of

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

$152,287,027 aggregated $1,337,622,644 and $1,185,335,617, respectively, for the period ended June 30, 2019. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2019, was $9,785,489,316 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2019, for federal income tax purposes was $3,208,653,395 and $509,301,523, respectively resulting in net unrealized appreciation of $2,699,351,872. As of and during the period ended June 30, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

For the period ended June 30, 2019, the Fund paid aggregate fees and expenses of $200,005 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2019, the Fund collected $219,420 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2019: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$1,067,194,384	$55,387,371	—	$1,122,581,755
Aircraft & Parts	818,956,715	189,054,039	—	1,008,010,754
Diversified Banks	684,666,831	139,238,225	—	823,905,056
Semiconductor Devices	760,788,801	—	—	760,788,801
Banks	698,570,216	—	—	698,570,216
Cable & Satellite	630,787,552	—	—	630,787,552
Investment Companies	314,115,127	267,502,936	—	581,618,063

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
P&C Insurance	$574,940,271	—	—	$574,940,271
Cement & Aggregates	—	$511,186,248	—	511,186,248
Entertainment Content	—	344,765,216	—	344,765,216
Electrical Components	300,672,001	—	—	300,672,001
Infrastructure Software	291,483,966	—	—	291,483,966
Midstream — Oil & Gas	252,199,957	—	—	252,199,957
Insurance Brokers	218,276,783	—	—	218,276,783
Institutional Brokerage	212,863,033	—	—	212,863,033
Consumer Finance	203,823,368	—	—	203,823,368
E-Commerce Discretionary	173,606,590	—	—	173,606,590
Mining Services	—	165,514,014	—	165,514,014
Containers & Packaging	155,564,015	—	—	155,564,015
Specialty Chemicals	144,914,322	—	—	144,914,322
Generic Pharmaceuticals	138,604,993	—	—	138,604,993
Home Improvement	102,841,596	—	—	102,841,596
Application Software	—	92,638,245	—	92,638,245
Integrated Utilities	82,173,242	—	—	82,173,242
Food & Drug Stores	—	77,949,867	—	77,949,867
Medical Equipment	—	69,220,549	—	69,220,549
Marine Shipping	—	—	$41,407,097	41,407,097
Chemicals	28,627,002	—	—	28,627,002
Closed End Fund
Internet Media	329,936,207	—	—	329,936,207
Limited Partnerships	—	—	172,285,846	172,285,846
Preferred Stocks
Automobiles	—	99,707,786	—	99,707,786
Industrials	—	26,869,928	—	26,869,928
Warrants
Mortgage Finance	5,573	—	—	5,573
Convertible Preferred Stock
Mortgage Finance	—	995	—	995
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	—	376,603	376,603
Asset-Backed Securities
Other	—	—	37,683,866	37,683,866

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	—	$100,944,421	—	$100,944,421
Corporate Bank Debt	—	36,800,574	$29,146,835	65,947,409
Municipals	—	413,238,806	—	413,238,806
U.S. Treasuries	—	1,428,309,176	—	1,428,309,176
Short-Term Investments	—	2,033,358,070	—	2,033,358,070
	$8,185,612,545	$6,051,686,466	$280,900,247	$14,518,199,258
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$(1,101,436)	—	$(1,101,436)
Currency Options (currency risk)	—	—	$16,686,891	16,686,891
Purchased Options (interest rate risk)	—	—	133,075,209	133,075,209
Written Options (interest rate risk)	—	—	(6,404,175)	(6,404,175)
	—	$(1,101,436)	$143,357,925	$142,256,489
Common Stock Sold Short	$(739,421,733)	$(110,050,215)	—	$(849,471,948)
Corporate Bonds and Notes (Short)	—	$(37,466,438)	—	$(37,466,438)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2019:

Investments	Beginning Value at December 31, 2018	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2019	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2019
Common Stocks	$68,837,321	$3,976,089	—	$(31,406,313)	—	$41,407,097	$3,902,350
Limited Partnerships	121,067,254	1,677,548	$59,643,466	(10,102,422)	—	172,285,846	1,677,548
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	2,090,381	383,571	—	(2,097,349)	—	376,603	10,113
Asset-Backed Securities Other	43,029,657	—	—	(5,345,791)	—	37,683,866	—
Corporate Bank Debt	28,770,700	—	376,135	—	—	29,146,835	—
Purchased Options (interest rate risk)	132,199,787	(2,687,828)	3,563,250	—	—	133,075,209	(2,687,827)
Currency Options (currency risk)	16,920,111	(233,220)	—	—	—	16,686,891	(233,220)
Written Options (interest rate risk)	—	(2,840,925)	—	(3,563,250)	—	(6,404,175)	(2,840,925)
	$412,915,211	$275,235	$63,582,851	$(52,515,125)	—	$424,258,172	$(171,961)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, Level 2 or Level 3 during the period ended June 30, 2019. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2019:

Financial Assets	Fair Value at June 30, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities — Other	$37,683,866	Most Recent Capitlization (Funding) (c)	Cost	$100.00
Residential Mortgage-Backed — Non-Agency CMO	$376,603	Methods of Comparables/Consensus Pricing (b)	Quotes/Prices	$29.88-$55.89 ($45.13)
			Discount	0.00%-5.06% (4.49%)
Corporate Bank Debt	$29,146,835	Most Recent Capitlization (Funding) (c)	Cost	$100.00
Currency Options (currency risk)	$16,686,891	Third-Party Broker Quote (d)	Quotes/Prices	$0.09
Purchased Options (interest rate risk)	$133,075,209	Third-Party Broker Quote (d)	Quotes/Prices	$0.00-$0.19
Written Options (interest rate risk)	$(6,404,175)	Third-Party Broker Quote (d)	Quotes/Prices	$0.09
Common Stocks- Long	$41,407,097	NAV adjusted to Fair Value (a)	N/A	$36.12
Limited Partnerships	$125,548,202	NAV as Practical Expedient (f)	N/A	$72.40-$100.00
	46,737,644	Discounted NAV (e)	Discount	9.83%

(a)  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(b)  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

(c)  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

(d)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(e)  The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

(f)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts."

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency Contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	$(1,101,436)
Interest rate contracts	Purchased options, at value	$149,762,100	Written options, at value	(6,404,175)
Total		$149,762,100		$(7,505,611)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in Forward Foreign Currency Contracts	$3,156,518	$(1,016,381)
Interest rate contracts	Net realized gain on purchased options/Net change in unrealized appreciation (depreciation) on purchased options	—	(2,921,048)
Interest rate contracts	Net realized gain on written options/Net change in unrealized appreciation (depreciation) on written options	—	(2,840,925)
Total		$(3,156,518)	$(6,778,354)

During the period ended June 30, 2019 the Fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $0 and $90,018,512, respectively.

The following table represents the average monthly volume of the Fund's derivative transactions during the period ended June 30, 2019:

Purchased Options
Average notional amount
Calls	$12,162,550,147
Puts	$194,350,000

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Written Options
Average notional amount
Calls	$—
Puts	$(279,960,257)

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2019:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged	Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$44,439,000	$(44,439,000)**	—	—
Barclays Bank PLC:
Forward foreign currency contracts Payable	$(1,101,436)	—	—	$(1,101,436)
Purchased Options	$76,092,258	$(34,155,806)	—	$41,936,452
Goldman Sachs International:
Purchased Options	$27,658,243	$(4,580,000)	—	$23,078,243

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged	Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
Morgan Stanley:
Purchased Options	$46,011,599	$(18,400,000)	—	$27,611,599
Written Options	$(6,404,175)	—	—	$(6,404,175)

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $45,332,178 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 10 — Commitments

For the period ended June 30, 2019, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
GACP II L.P.	$3,171,371

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the period ended June 30, 2019, appear below:

Investments	Shares Held at 12/31/2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of June 30, 2019	Shares as of June 30, 2018	Dividend Income from Affiliated Investments
Common Stocks — 6.19%
Banks — 2.65%
CIT Group, Inc.(b)	7,889,850	$301,944,560	—	$(30,866,637)	$9,987,055	$101,957,612	—	$383,022,590	7,290,114	$4,515,160
Chemicals Distribution — 0.00%
Nexeo Solutions, Inc. (Founders Shares)(a)(b)(c)(d)	3,647,564	31,332,575	—	(31,406,312)	11,015,643	(10,941,906)	—	—	—	—
Nexeo Solutions, Inc.(a)(b)	17,910,012	153,847,003	—	(178,896,583)	22,370,082	2,679,498	—	—	—	—
		185,179,578	—	(210,302,895)	33,385,725	(8,262,408)	—	—	—	—
Containers & Packaging — 1.08%
Owens-Illinois, Inc.(b)	9,048,330	155,993,209	—	(715,426)	(513,520)	799,752	—	155,564,015	9,007,760	900,776
Investment Companies — 2.17%
Jefferies Financial Group, Inc.(b)	—	—	—	(1,295,698)	(298,226)	30,862,525	$284,846,526	314,115,127	16,334,640	4,083,660
Marine Shipping — 0.29%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)(e)	1,146,250	37,504,746	—	—	—	3,902,351	—	41,407,097	1,146,250	—

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Shares Held at 12/31/2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of June 30, 2019	Shares as of June 30, 2018	Dividend Income from Affiliated Investments
Convertible Preferred Stock — 0.00%
Mortgage Finance — 0.00%
Ditech Holding Corporation(a)(b)	9,950	$995	—	—	—	—	—	$995	9,950	—
Warrants — 0.00%
Mortgage Finance — 0.00%
Ditech Holding Corporation (warrants A)(a)(b)	430,887	86	—	—	—	$2,068	—	2,154	430,887	—
Ditech Holding Corporation (warrants B)(a)(b)	341,900	34	—	—	—	3,385	—	3,419	341,900	—
		120	—	—	—	5,453	—	5,573		—
Total Affiliate Investments — 6.19%		$680,623,208		—	$(243,180,656)	$42,561,034	$129,265,285	$284,846,526	$894,115,397	$9,499,596

(a)  Non-income producing security.

(b)  Affiliated Security.

(c)  Restricted securities. These securities are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures.

(e)  Investments categorized as a significant unobservable input (Level 3) (See Note 7 of the Notes to Financial Statements).

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 30, 2018	$1,000.00	$1,000.00
Ending Account Value June 30, 2019	$1,144.90	$1,018.89
Expenses Paid During Period*	$6.33	$5.96

*  Expenses are equal to the Fund's annualized expense ratio of 1.19%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2019 (181/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean (since July 2019), Professor and Faculty Director (since July 2018), Interim Dean (July 2018-June 2019), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Steven Romick, 1963	Vice President and Portfolio Manager	2002

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).
Brian Selmo, 1977	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA International Value Fund

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

"With regard to performance, commitment, effort, dedication, there is no middle ground. Or you do something very well or not at all."

Ayrton Senna, Formula One Racing Driver. Died May 1, 1994 at Imola, Italy, competing.

Dear Fellow Shareholders,

In the second quarter of 2019, the FPA International Value Fund (the "Fund") returned 4.08% (in U.S. currency), net of fees and expenses (the Fund's most recent net expense ratio was 1.29%). This compared to 2.98% over the same period for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index").

Since the beginning of the year, the Fund has returned 12.92%, net of fees and expenses (the Fund's most recent net expense ratio was 1.29%), versus 13.60% for the Index over the same period.

Most importantly, since its inception on Dec. 1, 2011, the Fund has returned an average of 7.72% per year (in U.S. currency), net of fees and expenses (the Fund's net expense ratio averaged just under 1.29% since inception).1 This compares to an annualized return of 6.08% for the Index.2

Also, we note that cash and equivalent holdings on average accounted for 27% and 25% of the Fund's total assets in the second quarter and since the beginning of the year, respectively. Since the Fund's inception, cash exposure has averaged 31% of total assets, while fluctuating from less than 12% to more than 40%, depending on the availability of suitable investment opportunities.

Quarterly performance3

Portfolio equity holdings also outperformed the Index in the quarter with a return of more than 6%, and since the beginning of the year with a return of about 18% (in U.S. currency). Most importantly given our long-term focus, their annualized return since inception remains around 13% (in U.S. currency), compared to approximately 6% for the Index.4

The Fund generally benefited from strong performance across the board in the second quarter, with only seven of the 28 disclosed holdings experiencing some level of negative return, and as many making a negative contribution to performance (three of them lower than 5 basis points of negative contribution each). One of these holdings, Melrose (a UK-based publicly-traded investment firm with a concentrated buy-and-improve strategy), was added to the portfolio last quarter. In recent months, we have continued to build the position as the stock has

1  Based on the percentage of the Fund's share price change from Dec. 1, 2011 to June 30, 2019 in U.S. currency.

2  Based on the percentage of the Index's share price change from Nov. 30, 2011 to June 30, 2019 in U.S. currency.

3  Throughout this commentary, references to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, FPA, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The information provided does not reflect all positions purchased, sold or recommended by FPA during the 1H'19. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Portfolio composition will change due to ongoing management of the Fund.

4  The performance of the Fund's equity holdings is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The performance for the Fund's equity holdings excludes the impact of cash and cash equivalents. The performance of the Fund's equity holdings is being shown for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown.

Please see the end of this Commentary for a full list of the Fund's holdings and portfolio weights. Past performance is no guarantee, nor is it indicative, of future results.

1

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

experienced sustained unfavorable sentiment, likely as a function of exposure to the cyclical Automotive and Aerospace markets.

We discussed in our previous commentary the negative impact on performance toward the end of the first quarter of our Brazilian holdings, and the likely reasons behind their price decline. It appeared the market was taking a pessimistic view of local political developments at the time. During the second quarter, as investors seemingly regained confidence in the recently elected government and its ability to pass reforms, the Ibovespa Brasil Sao Paulo Stock Exchange Index recovered. The Fund's holdings benefitted disproportionately from the recovery. They accounted for four of the Fund's top ten performing names this quarter (five including healthcare service provider Notre Dame Intermedica, ("Intermedica"), which we sold in the period). Together they accounted for close to 30% of the Fund's total positive contribution.

As is often the case, more than a third of total negative contribution during the second quarter was related to companies we recently added to the portfolio whose stocks continue to experience negative sentiment.5 Other notable detractors and contributors were more idiosyncratic in nature. Despite further de-risking of its balance sheet and generally positive results, Allied Irish Banks ("AIB") (one of the leading commercial banks in Ireland) suffered woes alongside the European sector, as the prospect of further interest rate cuts weighed on bank shares. Dignity continued to suffer from the uncertainty associated with the pending competitive investigation of funeral services in the UK. EssilorLuxottica (formed by the merger of France-based Essilor, a global leading manufacturer of ophthalmic lenses, and Italy-based Luxottica, a global leading manufacturer and distributor of eyeglass frames) recovered along with reduced noise over the post-deal leadership tensions we discussed last quarter. Sulzer (a Switzerland-based provider of pump equipment with significant exposure to the oil and gas industry) benefited from further evidence of a strong cyclical recovery in its core markets.

However, these short-term price developments say little of the underlying fundamentals and intrinsic values of our individual holdings. Focus should remain on their long-term business prospects rather than macro-economic fluctuations, political news flow, or headline noise. As always, we encourage shareholders to evaluate the stock performance of our investments over long periods of time.

Key performers6

The largest detractor to performance this quarter was Ryanair with a contribution to return of -0.50%. It was also our worst-performing holding, with a share price that fell 12.06% (in U.S. currency).7

Based in Ireland, Ryanair is one of Europe's leading passenger airlines. We have commented several times on this name in previous commentaries, as the company has experienced many difficulties in recent months

5  All were names that we started to purchase in the first quarter of 2019.

6  Throughout this commentary, detractors and contributors are presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results.

7  Based on the percentage of Ryanair's share price change from March 31 to June 30, 2019 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. As of June 30, 2018, Ryanair represented 4.86% of the Fund's assets.

Please see the end of this Commentary for a full list of the Fund's holdings and portfolio weights. Past performance is no guarantee, nor is it indicative, of future results.

2

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

which have weighted negatively on both its operating results and its share price. Challenges have ranged from pilot roster-related flight cancellations, to strike-ridden labor negotiations, to exogenous air traffic control issues and increased fuel prices. To these, one may want to add the uncertainties associated with a "hard Brexit" scenario, in particular with regard to airlines' ability to fly between Europe and the UK.8

We didn't see any of these problems as company-specific or structural in nature. Therefore, we didn't view them as a threat to Ryanair's long-term dominance in its market or its related free cash flow growth aspirations. We also expected its experienced management team to be able to steer the company through these challenging times; and we were happy to take advantage of any associated short-term weakness in the share price to build our ownership of the stock.

However, a more material risk to Ryanair's business model (which is also one its strengths), as laid out in our original thesis, is the company's reliance on one aircraft, the Boeing 737, and its successor, the Max. Unfortunately, the Max was recently involved in two deadly crashes. Following these dramatic accidents, the aircraft came under intense scrutiny over several alleged design flaws (primarily that of a stabilization software system), and was grounded by authorities effectively until further notice.

The Max is crucial to Boeing's very existence, and that of many businesses across its supply chain, along with associated constituents and local communities. It is difficult to imagine the group failing, and the U.S. being pushed out of the passenger aircraft manufacturing market. Therefore, we expect a solution will be found to put the Max back in the air (likely a combination of technical fixes, re-branding, and re-training of pilots). Nonetheless, it is hard to see in the meantime how an airline managed to a ca. 95% load factor can deliver much passenger growth (along with the expected efficiency gains) without an operable Max. And given the complexity of the situation, it is virtually impossible to determine how long this crisis will last, or what the implications will be for Ryanair.

In the end, no business is ever immune from risk. Over the years, we have seen things like this happen to the best of companies. Every time, we were reminded of the importance of the other tenets, beside business quality, of our investment selection discipline. One is management capability; another is a strong balance sheet (Ryanair is effectively debt free); and the last is valuation. At the end of the second quarter, Ryanair's total enterprise value was less than $12 billion.9 Yet the book value of its planes (all of which it owns) at the end of last year was $9 billion, and it had negative working capital well in excess of $3 billion. Meanwhile, with its existing asset base, yields at a 10-year low (it would be more if not for the financial crisis), and fuel costs notably above their 10-year average, Ryanair generates an EBITDA of close to $1.9 billion.10 We think this makes for an extremely attractive value proposition (all the more so in the current market environment), even if we put aside the many qualitative appeals of the business, and a likely resolution to the current crisis. Therefore, we are buyers of Ryanair's stock at current market pricing levels, and have continued to add to our position.

The Fund's biggest contributor to performance this quarter was Ströer, with a contribution to return of 0.77%. It was also the Fund's best-performing holding, with a share price that rose 28.33% (in U.S. currency).11

8  A scenario in which the UK would leave the European Union ("Brexit") without an arrangement between the two entities that would create a new framework for their political and commercial relations.

9  Based on company filings and market data, Form 6-K of Fiscal Year End 2018 Results, filed May 10th and 20th, 2019.

10  EBITDA refers to earnings before interest, tax, depreciation and amortization. Based on company filings, Form 6-K of Fiscal Year End 2018 Results, filed May 10th and 20th, 2019.

11  Based on the percentage of Ströer's share price change from March 31 to June 30, 2019 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. As of June 30, 2019, Ströer represented 2.65% of the Fund's net assets.

Please see the end of this Commentary for a full list of the Fund's holdings and portfolio weights. Past performance is no guarantee, nor is it indicative, of future results.

3

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Based in Germany, Ströer is a leading German provider of out-of-home ("OOH") advertising solutions with around 300,000 sites across the country. The group also operates a large portfolio of German-language websites, and through several acquisitions, is a provider of direct marketing services.

We purchased the stock in the fourth quarter of last year. In the preceding months, Ströer's share price had experienced significant negative pressure (it fell close to 35% in U.S. currency in 2018). We believed this was a function of questionable recent acquisitions, a lack of strategic focus, exposure to some difficult international markets like Turkey, along with rising fears that Google might consider entering the market.

Our research work, including conversations with many market participants, led us to believe that such risk was limited, and that industry consolidation, if anything, was a more plausible scenario. Management had drawn appropriate conclusions from past investments (some of which in fairness proved quite successful) and re-focused its strategy on the German OOH market, which Ströer dominates. We also expected excess free cash flows and the proceeds from disposals of non-core assets (some of which we estimated to be highly valuable) to be returned to shareholders in the most value-creative manner. Lastly, we believed the group was well-positioned to take advantage of compelling business opportunities, in particular through the continued roll out of digital and video advertising screens.

With growing realization by the market that the company had been put on a more effective course to realize value, increased recognition of the effectiveness of OOH as an advertising medium (even in the digital age), the attractiveness of both the German market and Ströer's differentiated assets, and continued delivery of solid operating results, the share price recovered and has now reached new highs. Nevertheless, given our view of the business and our assessment of its intrinsic value, we remain interested in being shareholders of Ströer, so long as we can continue to hold the stock with an appropriate margin of safety.

Portfolio activity12

As always, through the quarter we continued to add to holdings we believe offer compelling discounts to intrinsic value, and to trim positions that are becoming less attractively priced. We also consistently rebalanced individual positions based on relative discounts to intrinsic value. While this helps ensure that our most compelling investments are more heavily weighted and can drive performance, it is important to realize that it can also inflate portfolio turnover at times, particularly if short-term volatility increases.

Specifically, we increased the Fund's ownership of some portfolio companies whose stocks experienced material weakness in the quarter including AIB, Dignity, and Ryanair which we discussed previously. As mentioned earlier, we continued to build our position in Melrose which also experienced negative pressure in the period due to its underlying cyclical exposure.

As a result of the positive performance throughout the quarter, we trimmed several of our portfolio holdings. In particular, we sold a significant portion of our investment in SAP (a world leading provider of enterprise software solutions based in Germany, and a long standing holding), and we reduced the Fund's exposure to Brazilian companies, including Magazine Luiza (a well-established retailer with a leading online platform) and Totvs (the country's leading provider of enterprise software solutions about which we wrote in past commentaries on several occasions). We also sold the Fund's position in Intermedica.

12  The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that an investment in the securities listed was or will be profitable. Portfolio composition will change due to ongoing management of the Fund.

Please see the end of this Commentary for a full list of the Fund's holdings and portfolio weights. Past performance is no guarantee, nor is it indicative, of future results.

4

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Similar to what happened with BK Brasil (Burger King's master franchisee in Brazil) which we sold last quarter, we had purchased Intermedica's stock in 2018, when we took advantage of the combination of a material decline in the Brazilian equity markets and a severely depressed currency to invest a large portion of our assets (ca. 20%) in a handful of high-quality companies in the region. This type of elevated turnover is reminiscent of what the Fund experienced as a function of particularly strong performance in 2017, and may be surprising at first glance given our long-term focus. However, it is dictated by our discipline of selling when the price of a stock converges with its estimated intrinsic value. Because we do not have a mandate to be fully invested, we are free to realize capital gains without having to balance the decision to sell against the institutional imperative of finding a replacement.

Even though it was no longer in the portfolio as at June 30, Intermedica was the Fund's second-best performing holding in the second quarter, with a share price that rose 25.06% and a contribution to the Fund's return of 0.25% (in U.S. currency). From Sept. 30, 2018 to its peak on June 13, 2019, the company's share price increased 69%13 (in U.S. currency) and as a result traded in excess of its estimated fair value, which led to our decision to exit the position.

During the period, we also sold out of the Fund's investments in Britvic (Pepsi's exclusive bottler and distributor in the UK), Edenred (a leading prepaid corporate vouchers company based in France), and IMCD (a global distributor of specialty chemicals and food ingredients based in the Netherlands), whose stock prices we believe had all reached their estimated intrinsic values.

While we are no longer invested in these companies, we continue to view them as well-run, high-quality, and financially strong. We would be interested in becoming shareholders again (as it has been the case for Britvic in the past) if we could buy their stocks at significant discounts to their estimated intrinsic values.

Portfolio profile14

Net of these transactions, the Fund remained focused on our best ideas, with 28 disclosed positions at the end of the period. The top 10 positions accounted for 31% of the Fund's total assets, and 44% of the invested portion. The top five accounted for more than 17% of total assets and 24% of the invested portion. The weighted average discount to intrinsic value of the Fund's portfolio holdings decreased to 27%.

The Fund's median market capitalization size was in excess of $10 billion, and the weighted average market capitalization was $45 billion at the end of the quarter. Close to 60% of the Fund's invested assets were in companies with a market capitalization of more than $10 billion. However, we do not consider a company's market capitalization size to be a relevant criterion from an investment perspective. The Fund is invested across a wide range of market capitalization sizes, from about $125 million to more than $400 billion.

We are similarly indifferent to which sector a company operates in, or where it happens to be domiciled. Nonetheless, looking at the Fund's geographic profile at the end of the quarter, just under 40% of total assets were invested in companies domiciled in Europe (ex-UK). For the most part, this exposure was geared toward Northern European markets like France, Ireland, Switzerland, Holland, and Germany.

13  The share price change noted does not equate with the performance of the noted holdings in the portfolio. In the second quarter, Intermedica contributed 0.25% to performance, although the Fund no longer owned Intermedica of June 30, 2019. The second quarter share price change of 25.06% was based on the share price change from April 1, 2019 through June 30, 2019.

14  Portfolio composition will change due to ongoing management of the Fund. The statistics provided in the Portfolio Profile section are approximate numbers.

Past performance is no guarantee, nor is it indicative, of future results.

5

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

The Fund's exposure to the UK was effectively unchanged at 16% of total assets. We continue to see compelling opportunities in that market, presumably as a function of the uncertainties surrounding Brexit. With further reduction of the Fund's investments in Brazilian companies, emerging markets exposure came down to 17% of total assets. Brazil accounted for ca. 9%. Australia still only accounted for only 1% of total assets. We still had no exposure to Japan at the end of this quarter.

From a sector standpoint15, we often migrate toward businesses that are cash generative and not very capital intensive. Those include service-type businesses and consumer goods companies. At the end of the quarter, Consumer Discretionary and Consumer Staples together were the Fund's largest exposure with 24% of total assets. The Fund still had notable exposure to Industrials, which accounted for 21% of total assets, and to Information Technology and Communications, which accounted for 19%. Healthcare accounted for 3% of total assets.

The Fund had just under 3% of total assets invested in Financials. This reflects the Fund's investment in AIB. Outside of this holding, the Fund has had no exposure to banks since its inception. We noted in previous commentaries the challenges often associated with these investments, which typically are a poor fit for our philosophy and process. Overall, the Fund had limited exposure to the credit cycle and financially levered companies.

While we try to provide some perspectives on the Fund's sector profile in these commentaries, we would highlight that the portfolio is simply the residual of our bottom-up approach. We also find that the Global Industry Classification Standard (GICS) classifications are of limited relevance. PageGroup, for instance, is a provider of recruitment services, yet it is classified as Industrial. In our view, GICS's sector definitions are too broad to give a meaningful picture of the Fund's underlying exposure.

More fundamentally, we believe the Fund remains exposed to a fairly diverse group of sectors, as well as geographies, and is exposed to markets that we think have limited correlation. We also believe many of the Fund's holdings have unique secular dynamics that make them more predictable and better suited to work through potential short-term economic challenges.

While it is impossible to anticipate how individual stocks will perform going forward, we would argue that the Fund's exposure to varying sectors and geographies, along with the quality of its holdings, positions it well to withstand market dislocation. To this, of course, we need to add the Fund's cash holding, which offers us the flexibility to buy when others are selling. It may also be a driver of performance through the cycle.

Investment prospects

In terms of investment prospects, we laid out in our 2018 year-end commentary the significant geopolitical, macro-economic, and market-specific challenges we currently see. We reiterated many of our concerns in the first quarter, with an emphasis on Chinese risks and signs of weakness in business activity.

In recent months, we have continued to observe mounting problems in China, along with evidence that segments of the world economy seem to be experiencing some pull back. As mentioned before, these comments are based on our bottom-up research work, including conversations with management teams across many geographies and industries. However, from a top-down perspective, it is fair to say that the geo-political environment remains generally challenging, both at home (in the U.S.) and internationally.

15  Sector classification scheme reflects GICS (Global Industry Classification Standard).

Past performance is no guarantee, nor is it indicative, of future results.

6

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Presumably in response to similar economic concerns, key central banks have moved aggressively to further lower the cost of capital. As recently noted in Grant's Interest Rate Observer ("Grant") dated June 28, 2019, an extraordinary 13 trillion dollars of debt worldwide is now priced to yield less than nothing, a..."4,000-year low". Despite the possibility of slower growth, it is hard to see how these actions can be justified at such an advanced stage in the cycle (assuming they are in fact an appropriate and effective response to slowing growth). Aberrations driven by excessive leverage (not to mention low cost and often covenant-free) are already surfacing everywhere, and rather evident to even the less financially-inclined minds. We believe these policies are a disturbing symptom of the dysfunctional markets we are currently facing, or as Grant eloquently put it: "a financial offense against nature".

These new easing measures have further delayed withdrawal experiences, with stock prices bouncing back from their lower year-end 2018 levels, and rallying to new records as a result. This resumes the trend of global equity markets seeming to move ever higher on the back of the same self-fulfilling short-term directional bets, without any consideration for liquidity, valuation, or the specifics of underlying companies.

As we continue to test the assumptions baked into the intrinsic value assessments of all the companies that meet our qualitative criteria, we find more and more evidence that prices have grown disconnected from fundamentals. Valuations are quite unreasonably high in our view, and it is more and more evident to us that any new investment at this stage carries a significant risk of permanent capital destruction.

Many market observers and participants are now highlighting evidence of irrational investor behavior, some of which we mentioned in previous commentaries, such as the high number of IPOs lacking both positive margins and cash generation, with little if any prospects for improvement on these measures given their underlying business fundamentals (the most recent and perhaps striking example being Beyond Meat).

Furthermore, we mentioned several times in previous commentaries that we believe a range of mechanisms are currently at play across capital markets that could both restrict liquidity and amplify a potential correction. We reiterate these concerns as well, and would suggest a healthy dose of skepticism toward the idea that passive strategies are a panacea for positive returns going forward.

More than ever, this is a time to remain disciplined in executing our framework in order to avoid losses. As we have always done, we will seek to invest only in high-quality companies, with compelling prospects to build significant shareholder value in the long run, as well as balance sheets able to withstand short-term disruption, and management teams capable of steering the company through challenging times. We will only put capital at risk if and when we can buy their stocks at what we believe to be a significant discount to intrinsic value.

We expect that cash could continue to increase as a residual outcome of our process. This could cause the Fund to underperform in the short-term, notwithstanding potential opportunities to invest in cyclical names as they get under pressure. However, we have no desire to chase short-term incremental paper gains and to expose ourselves and our fellow shareholders as a result to permanent impairments.

Perhaps it is only fitting that this quarter saw the 25th anniversary of the death of formula one racing driver Ayrton Senna. At the pinnacle of his career and while competing, Ayrton wrote a book called "Principles of Race Driving" which is as highly priced on Ebay as Klarman's "Margin of Safety". This manual of sort contains a few lessons on managing complexity, risk, and adversity that apply to investing such as the importance of comfort, the need to use the full breadth of the track, or the value of surveying the circuit and testing every part of the car to its tolerance limits before the race. Yet, the most valuable ones are two simple ideas. One is that the surest way to lose the race is to break the car. The other is that in negotiating a corner, the driver should always

7

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

focus on the exit and taking an angle that will help him re-accelerate before anyone else can. While remembering that none of this ultimately saved Ayrton from being the victim of dramatic mechanic failure, we will try and approach upcoming market hairpins with that same philosophy.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
Portfolio Manager

June 30, 2019

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

8

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

June 30, 2019 (Unaudited)

Common Stocks		70.4%
Application Software	8.6%
Beverages	4.9%
Airlines	4.9%
Professional Services	4.1%
Information Technology Services	3.1%
Funeral Services	3.0%
Specialty Apparel Stores	3.0%
Investment Companies	3.0%
Health Care Supplies	2.9%
Banks	2.8%
Other Specialty Retail — Discretionary	2.7%
Advertising & Marketing	2.6%
Flow Control Equipment	2.6%
Commercial & Residential Building Equipment & Systems	2.6%
Non Wood Building Materials	2.6%
Food Services	2.4%
Specialty Pharmaceuticals	2.3%
General Merchandise Stores	1.7%
Defense Primes	1.6%
Packaged Food	1.6%
Educational Services	1.2%
Household Products	1.0%
Health Care Supply Chain	0.4%
Other Common Stocks	4.8%
Short-term Investments		29.2%
Other Assets And Liabilities, Net		0.4%
Net Assets		100.0%

9

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

June 30, 2019
(Unaudited)

COMMON STOCKS	Shares	Fair Value
APPLICATION SOFTWARE — 8.6%
SAP SE (Germany)	13,924	$1,908,867
Sumo Group plc (Britain)(a)	3,423,540	7,163,059
Tencent Holdings Ltd. (China)	160,367	7,254,905
TOTVS SA (Brazil)(a)	476,990	5,461,855
		$21,788,686
BEVERAGES — 4.9%
Ambev SA (Brazil)(a)	1,449,594	$6,753,535
Fomento Economico Mexicano SAB de CV (Mexico)	570,621	5,520,772
		$12,274,307
AIRLINES — 4.9%
Ryanair Holdings plc (Ireland)(a)	1,066,101	$12,262,047
PROFESSIONAL SERVICES — 4.1%
Pagegroup plc (Britain)	1,057,768	$6,885,062
Randstad NV (Netherlands)	62,228	3,415,246
		$10,300,308
INFORMATION TECHNOLOGY SERVICES — 3.1%
Capgemini SE (France)	62,556	$7,777,780
FUNERAL SERVICES — 3.0%
Dignity plc (Britain)	933,344	$7,674,815
SPECIALTY APPAREL STORES — 3.0%
Industria de Diseno Textil SA (Spain)	254,731	$7,664,162
INVESTMENT COMPANIES — 3.0%
Melrose Industries plc (Britain)	3,332,528	$7,660,676
HEALTH CARE SUPPLIES — 2.9%
EssilorLuxottica SA (France)	55,510	$7,234,168
BANKS — 2.8%
AIB Group plc (Ireland)	1,719,904	$7,032,708
OTHER SPECIALTY RETAIL — DISCRETIONARY — 2.7%
GrandVision NV (Netherlands)	291,265	$6,766,359
ADVERTISING & MARKETING — 2.6%
Stroeer SE & Co. KGaA (Germany)	89,045	$6,689,599

10

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
FLOW CONTROL EQUIPMENT — 2.6%
Sulzer AG (Switzerland)	59,857	$6,552,181
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 2.6%
Volution Group plc (Britain)	2,848,974	$6,512,495
NON WOOD BUILDING MATERIALS — 2.6%
Cie de Saint-Gobain (France)	165,230	$6,452,191
FOOD SERVICES — 2.4%
Sodexo SA (France)	52,227	$6,105,017
SPECIALTY PHARMACEUTICALS — 2.3%
Hypera SA (Brazil)(a)	747,505	$5,838,012
GENERAL MERCHANDISE STORES — 1.7%
Magazine Luiza SA (Brazil)	76,203	$4,189,632
DEFENSE PRIMES — 1.6%
Avon Rubber plc (Britain)	236,534	$4,097,268
PACKAGED FOOD — 1.6%
Nestle SA (Switzerland)	38,350	$3,970,077
EDUCATIONAL SERVICES — 1.2%
G8 Education Ltd. (Australia)	1,395,242	$2,974,762
HOUSEHOLD PRODUCTS — 1.0%
L'Oreal SA (France)	8,851	$2,516,587
HEALTH CARE SUPPLY CHAIN — 0.4%
Profarma Distribuidora de Produtos Farmaceuticos SA (Brazil)(a)	913,714	$916,105
OTHER COMMON STOCKS — 4.8%(a)(b)		$12,230,858
TOTAL COMMON STOCKS — 70.4% (Cost $176,695,633)		$177,480,800
TOTAL INVESTMENT SECURITIES — 70.4% (Cost $176,695,633)		$177,480,800

11

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

SHORT-TERM INVESTMENTS — 29.2%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.50% 7/1/2019 (Dated 06/28/2019, repurchase price of $73,756,073, collateralized by $73,435,000 principal amount U.S. Treasury Notes — 2.375% 2022, fair value $75,230,926)(c)	$73,753,000	$73,753,000
TOTAL SHORT-TERM INVESTMENTS (Cost $73,753,000)		$73,753,000
TOTAL INVESTMENTS — 99.6% (Cost $250,448,633)		$251,233,800
Other assets and liabilities, net — 0.4%		939,046
NET ASSETS — 100.0%		$252,172,846

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(c)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

Foreign Currency Exchange Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at June 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	11,047,284	BRL	45,770,000	8/23/2019	$11,862,790	—	$(815,507)
Barclays Bank PLC	USD	1,913,350	EUR	1,690,000	8/8/2019	1,927,501	—	(14,150)
Barclays Bank PLC	USD	31,924,708	EUR	28,287,000	9/19/2019	32,364,235	—	(439,527)
Total						$46,154,526	—	$(1,269,184)

12

FPA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $176,695,633)	$177,480,800
Short-term investments — repurchase agreements	73,753,000
Due from broker — OTC derivatives collateral	1,040,000
Cash	677
Foreign currencies at value (identified cost $168,968)	168,942
Receivable for:
Investment securities sold	932,132
Dividends and interest	659,313
Capital Stock sold	134,533
Prepaid expenses and other assets	1,129
Total assets	254,170,526
LIABILITIES
Payable for:
Investment securities purchased	325,096
Advisory fees	186,257
Capital Stock repurchased	712
Accrued expenses and other liabilities	216,269
Unrealized depreciation on forward foreign currency contracts	1,269,184
Unrealized depreciation on foreign currency contracts	162
Total liabilities	1,997,680
NET ASSETS	$252,172,846
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 16,489,971 outstanding shares	$256,245,634
Distributable earnings	(4,072,788)
NET ASSETS	$252,172,846
NET ASSET VALUE
Offering and redemption price per share	$15.29

13

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $625,812)	$2,219,105
Interest	147,474
Total investment income	2,366,579
EXPENSES
Advisory fees	1,188,907
Transfer agent fees and expenses	90,350
Trustee fees and expenses	71,982
Custodian fees	65,378
Legal fees	60,819
Reports to shareholders	42,515
Filing fees	32,135
Audit and tax services fees	26,014
Administrative services fees	6,010
Other professional fees	5,442
Other	41,152
Total expenses	1,630,704
Reimbursement from Adviser	(97,014)
Net expenses	1,533,690
Net investment income	832,889
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	6,334,356
Investments in affiliates	(5,166,746)
Investments in forward foreign currency contracts	2,070,577
Investments in foreign currency transactions	(32,447)
Net change in unrealized appreciation (depreciation) of:
Investments	20,549,872
Investments in affiliates	5,428,560
Investments in forward foreign currency contracts	(1,469,518)
Translation of foreign currency denominated amounts	11,680
Net realized and unrealized gain	27,726,334
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,559,223

14

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$832,889	$952,822
Net realized gain	3,205,740	19,460,361
Net change in unrealized appreciation (depreciation)	24,520,594	(47,365,711)
Net increase (decrease) in net assets resulting from operations	28,559,223	(26,952,528)
Distributions to shareholders	—	(3,871,469)
Capital Stock transactions:
Proceeds from Capital Stock sold	23,067,557	40,118,057
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	3,612,388
Cost of Capital Stock repurchased	(18,801,075)	(48,445,802)
Net increase (decrease) from Capital Stock transactions	4,266,482	(4,715,357)
Total change in net assets	32,825,705	(35,539,354)
NET ASSETS
Beginning of period	219,347,141	254,886,495
End of period	$252,172,846	$219,347,141
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	1,561,849	2,670,234
Shares issued to shareholders upon reinvestment of dividends and distributions	—	267,386
Shares of Capital Stock repurchased	(1,275,905)	(3,229,344)
Change in Capital Stock outstanding	285,944	(291,724)

15

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2019		Year Ended December 31,
	(Unaudited)		2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of period	$13.54		$15.45	$12.21	$11.52	$12.87	$14.45
Income from investment operations:
Net investment income (loss)*	0.05		0.06	(0.01)	0.22	0.07	0.14
Net realized and unrealized gain (loss) on investment securities	1.70		(1.73)	3.32	0.82	(0.86)	(1.45)
Total from investment operations	1.75		(1.67)	3.31	1.04	(0.79)	(1.31)
Less distributions:
Dividends from net investment income	—		(0.14)	(0.07)	(0.35)	(0.56)	(0.16)
Distributions from net realized capital gains	—		(0.10)	—	—	—	(0.11)
Total distributions	—		(0.24)	(0.07)	(0.35)	(0.56)	(0.27)
Redemption fees	—		—	— **	— **	— **	— **
Net asset value at end of period	$15.29		$13.54	$15.45	$12.21	$11.52	$12.87
Total investment return***	12.92%		(10.81)%	27.12%	9.05%	(6.34)%	(9.19)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$252,173		$219,347	$254,886	$262,274	$287,116	$468,001
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.37	%†	1.35%	1.31%	1.28%	1.25%	1.22%
After reimbursement from Adviser	1.29	%†	1.29%	1.29%	1.28%	1.25%	1.22%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.62	%†	0.33%	(0.11)%	1.86%	0.50%	1.28%
After reimbursement from Adviser	0.70	%†	0.39%	(0.09)%	1.86%	0.50%	1.28%
Portfolio turnover rate	76	%†	120%	146%	93%	39%	84%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

16

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2019
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

17

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $67,745,006 for the period ended June 30, 2019. The proceeds and cost of securities sold resulting in net realized gains of $3,205,740 aggregated $88,100,503 and $84,894,763, respectively, for the period ended June 30, 2019. Realized gains or losses are based on the specific identification method.

18

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2019, was $183,893,404 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2019, for federal income tax purposes was $5,521,986 and $11,934,590, respectively resulting in net unrealized depreciation of $6,412,604. As of and during the period ended June 30, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2020.

For the period ended June 30, 2019, the Fund paid aggregate fees and expenses of $71,982 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or

19

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Application Software	$5,461,855	$16,326,831	—	$21,788,686
Beverages	12,274,307	—	—	12,274,307
Airlines	12,262,047	—	—	12,262,047
Professional Services	—	10,300,308	—	10,300,308
Information Technology Services	—	7,777,780	—	7,777,780
Funeral Services	7,674,815	—	—	7,674,815
Specialty Apparel Stores	—	7,664,162	—	7,664,162
Investment Companies	—	7,660,676	—	7,660,676
Health Care Supplies	—	7,234,168	—	7,234,168
Banks	7,032,708	—	—	7,032,708
Other Specialty Retail — Discretionary	—	6,766,359	—	6,766,359
Advertising & Marketing	—	6,689,599	—	6,689,599
Flow Control Equipment	—	6,552,181	—	6,552,181
Commercial & Residential Building Equipment & Systems	6,512,495	—	—	6,512,495
Non Wood Building Materials	—	6,452,191	—	6,452,191
Food Services	6,105,017	—	—	6,105,017
Specialty Pharmaceuticals	5,838,012	—	—	5,838,012
General Merchandise Stores	4,189,632	—	—	4,189,632
Defense Primes	4,097,268	—	—	4,097,268
Packaged Food	—	3,970,077	—	3,970,077
Educational Services	—	2,974,762	—	2,974,762
Household Products	—	2,516,587	—	2,516,587
Health Care Supply Chain	916,105	—	—	916,105
Other Common Stocks	—	12,230,858	—	12,230,858

20

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Short-Term Investment	—	$73,753,000	—	$73,753,000
	$72,364,261	$178,869,539	—	$251,233,800
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$(1,269,184)	—	$(1,269,184)

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $56,233,727 from Level 2 to Level 1 during the period ended June 30, 2019. The transfers between Level 2 and Level 1 of the fair value hierarchy during the period ended June 30, 2019, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2019 the fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $0 and $50,990,218, respectively.

During the period ended June 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts			Unrealized depreciation on forward foreign currency contracts	$(1,269,184)
Total				$(1,269,184)

21

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in Forward Foreign Currency Contracts	$2,070,577	$(1,469,518)
Total		$2,070,577	$(1,469,518)

NOTE 7 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc. (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount Fund, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended June 30, 2019, the Fund had no borrowings under the agreement.

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts

22

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2019:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$73,753,000	$(73,753,000	)**	—	—
Barclays Capital:
Forward foreign currency contracts Payable	$(1,269,184)	—		$1,269,184	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $75,230,926 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

23

FPA INTERNATIONAL VALUE FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 30, 2018	$1,000.00	$1,000.00
Ending Account Value June 30, 2019	$1,129.20	$1,018.40
Expenses Paid During Period*	$6.81	$6.46

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2019 (181/365 days).

24

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean (since July 2019), Professor and Faculty Director (since July 2018), Interim Dean (July 2018-June 2019), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

25

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

26

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Pierre O. Py, 1976	Vice President and Portfolio Manager	2011

Managing Director of FPA (since 2013). Co-Portfolio Manager of FPA Paramount Fund, Inc. (since 2013). Vice President of FPA (from September 2011 to December 2012). Co-President from 2013 to February 2015 and Vice President from November 2011 to August 2013 of FPA Paramount Fund, Inc.; and President from November 2013 to February 2015 and Vice President from November 2011 to November 2013 of the Fund.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

27

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA Flexible Fixed Income Fund

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA Flexible Fixed Income Fund (the "Fund") returned 1.57% in the second quarter of 2019 and 2.63% year-to-date.

As of June 30, the portfolio had a yield-to-worst of 2.71% and an effective duration of 2.19 years.1 The Treasury yield curve,2 as measured by the difference between the 10-year Treasury and the 3-month Treasury, was inverted for much of the second quarter. In addition, Treasury yields across the curve declined by 30-50 basis points (bps), reflecting heightened concerns about U.S. and global economic growth. With respect to our portfolio, lower yields reduced the overall portfolio yield and resulted in duration being more expensive, thereby shortening the duration of our investment opportunity set. At the same time, high-yield and other credit investments, along with other risk assets, have appreciated in price, supported by the prospects of monetary stimulus. Credit, defined as investments rated BBB or lower, is expensive. Consistent with an expensive credit market, the Fund's credit exposure increased modestly from 6.2% as of March 31 to 7.0% as of June 30 as there was a dearth of opportunities that were attractive for this Fund. Cash and equivalents ended the quarter at 5.9% of the Fund's total assets versus 25.4% at the end of the first quarter, at which time we were in the process of investing the portfolio.

Note that while the lower market yields have reduced the portfolio's yield-to-worst, investors have benefited from this decline in the form of price appreciation on their investment in the Fund. All things being equal, over the course of multiple quarters, investors should expect to earn the yield-to-worst (net of fees) that existed at the time their investment was made. However, in any particular quarter, the return on an investment in the Fund may be greater than or less than what would be expected based on the yield-to-worst, depending on whether market interest rates fall (as was the case this quarter) or rise, respectively.

Portfolio Attribution3

The largest contributors to performance during the second quarter (in descending order) were agency mortgage pools, asset-backed securities (ABS) backed by equipment, and non-agency commercial mortgage-backed securities (CMBS). The return on all three investments stemmed from a combination of coupon payments and price appreciation driven by lower Treasury yields with the equipment ABS and non-agency CMBS also

1  Yield-to-worst is the lowest possible yield that can be received on a bond without the issuer defaulting. It does not represent the yield that an investor should expect to receive. As of June 30, 2019, the Fund's subsidized/unsubsidized 30-Day SEC Standardized Yield ("SEC Yield") was 2.52%/1.99% respectively. The SEC Yield calculation begins with the Fund's dividend payments for the last 30 days, subtracts Fund expenses and uses this number to estimate returns for a year. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation is based on the price of the Fund at the beginning of the month. The SEC yield reflects prospective data and thus assumes payments collected by the Fund may fluctuate. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

2  A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve means the short-term yields were higher than the long-term yields.

3  Top contributors and detractors to the Fund's performance are based on contribution to return for the periods noted. This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every sector's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary.

1

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

benefiting from lower spreads. Of note, these investments did not have outsized total returns; rather, they are large contributors to performance because they are each a relatively large portion of the portfolio.

Overall, our corporate investments4 were flat from a contribution to performance standpoint during the quarter though our corporate bonds, specifically, detracted from performance. This performance was due to an investment in an energy-related company that detracted from performance as a result of price declines associated with its ongoing restructuring process. As we commented last quarter, we are engaged with the various stakeholders and are actively involved in the restructuring process. As such, we will reserve further comment for a future date.

Portfolio Activity5

The table below shows the portfolio's exposures as of as of June 30, 2019 compared to March 31, 2019:

Sector	% Portfolio 6/30/2019	% Portfolio 3/31/2019	Quarter/Quarter Change (bps)[6]
ABS	31.1%	20.9%	1,020
Mortgage Backed (CMO7)	6.7%	3.8%	290
Stripped Mortgage-backed	0.7%	1.3%	-60
Corporate	6.5%	5.8%	70
CMBS[8]	15.7%	13.3%	240
Mortgage Pass-through	28.6%	24.9%	370
U.S. Treasury	4.8%	4.6%	20
Cash and equivalents	5.9%	25.4%	-1,950
Total	100.0%	100.0%
Yield-to-worst	2.71%	2.91%	-20
Effective Duration (years)	2.19	1.93	0.26
Average Life[9] (years)	2.60	2.35	0.25

For reasons detailed below, our investment approach in high quality investments (defined as investments rated A or higher) was unchanged between the first and second quarters of 2019 in that we focused our investment activity on highly-rated agency mortgages, ABS and non-agency CMBS that, all things being equal, extend the portfolio's duration, subject to the limits of our duration stress test. With market interest rates lower this quarter, the average duration of our investments in high quality bonds was approximately 2.7 years versus approximately three years last quarter. To a lesser extent, outside of these areas, we also found attractive high quality investments in agency CMBS, collateralized loan obligations (CLOs), bonds backed by mortgage servicing rights and bonds backed by reverse mortgage advances.

4  Corporate investments include bank debt, corporate bonds and common stock.

5  Portfolio composition will change due to ongoing management of the Fund.

6  Change in basis points (bps), except for effective duration and average life, which represents the change in years. Portfolio composition will change due to ongoing management of the Fund.

7  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes.

8  Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

9  The Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

2

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

In credit (defined as investments rated BBB or lower), attractive investments are still rare. As such, our investment activity in credit was limited though we were able to add to some existing positions at, in our view, attractive prices and initiate a few new investments in bank debt, debtor-in-possession loans, high yield and ABS backed by cell towers. Given how expensive the market for credit is these days, we prefer investments that are secured and/or have a significant margin of safety.10 That preference is reflected in the investments we made this quarter. In total these new investments amounted to approximately 2.6% of the June 30 portfolio. However, much of these additions were offset by declines in the exposure (though not necessarily the value) of the Fund's existing credit investments as the portfolio grew in size and we were unable to increase these existing positions at attractive prices. On a net basis, the Fund's credit exposure increased from 6.2% at March 31 to 7.0% at June 30. While we continue to actively research credit opportunities, those efforts occasionally yield new investments but mostly yield ideas for the future rather than investments that are executable today.

Market Commentary

These two charts tell the story of this past quarter:

Shape of Treasury Yield Curve (10-year Treasury Yield less 3-month Treasury Yield)

10  Margin of Safety is a principle of investing in which an investor purchases securities when they believe the market price is significantly below its estimated intrinsic value. In other words, when the market price of a security is, in an investor's view, significantly below their estimation of the intrinsic value, the difference is the margin of safety. Using the margin of safety principle may help to reduce downside risk. Note, determining a company's "true" worth or intrinsic value is highly subjective. There is no guarantee that the methods used to evaluate intrinsic value will be accurate or precise or that an investment made using this principle will be successful.

3

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Treasury Yield Curves

The first chart plots the difference between the 10-year Treasury and the 3-month Treasury, i.e., the shape of the yield curve. When this difference is negative, the yield curve is inverted. As shown in the first chart, after inverting briefly in the first quarter of 2019, the yield curve was inverted for the last five weeks of the second quarter. The second chart shows the decline in Treasury yields from the first quarter to the second quarter.

The driver of the persistent inversion and lower Treasury yields is growing market conviction that the Federal Reserve will lower interest rates to stimulate the U.S. economy, which may be suffering from weak economic growth, insufficient inflation and trade-related uncertainty. The largest declines in Treasury yields occurred in bonds maturing one to three years from today. These yield declines reflect a change in the market's expectation for the future path of the Fed Funds Rate. Over the course of the second quarter, the market-based probability of a cut in the Fed Funds Rate by July 31 shifted from 29% to 100% (i.e., the market is now 100% certain that the Fed will lower rates in July). Moreover, the probability of a significant, 50 bps reduction in the Fed Funds Rate by September (whether by one large cut or two smaller cuts) increased from 10% to 65%.11 In summary, the fixed income market appears to have fully embraced lower interest rates from the Federal Reserve.

Treasury yields were also pushed lower by expectations that the central banks in Europe and Japan would use monetary policy to boost their lackluster economies and inflation. The European Central Bank (ECB) and Bank of Japan (BoJ) announced that they were prepared to take more aggressive monetary steps in the form of more negative overnight lending rates and/or increased use of Quantitative Easing (QE). These announcements increased the amount of developed-market debt with a negative yield to approximately $13 trillion as of the end of the 2Q19, double the year-end 2018 amount. The impact of the increase in negative yields was to push yields lower on Treasury and other U.S. dollar-denominated bonds.

11  Source: Bloomberg.

4

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Lower Treasury yields lead to lower yields on investment grade bonds. In addition, expectations of monetary stimulus support prices for risk assets. In fixed income, that means that high-yield bond prices rise, as reflected in lower spreads.

Inversions, lower yields and a bull market for high-yield bonds are not new. In fact, we saw the exact same combination last quarter! For that reason, our investment approach remains the same. Rather than try to say the same thing in a different way, we repeat what we said last quarter:

"Under these conditions, undisciplined investing that chases returns may benefit. What do disciplined investors like us do? We wait for better buying opportunities at lower prices. Elevated prices for risk assets have steered us toward highly-rated bonds that we believe do not bear a lot of spread-related short-term mark-to-market risk. Within these high-quality bonds, we are trying to buy as much duration as we can within the confines of our duration test. That test limits us to bonds that we expect will produce positive returns over 12 months if yields rise by 100 basis points over that timeframe. One might wonder why it makes sense to extend duration when an inverted yield curve offers better or similar yields for shorter duration bonds. The rationale for our approach is twofold. First, while it is true that one can buy slightly higher yields for shorter duration Treasury bonds, the yield curve for bonds that are not risk-free and offer a spread that is not inverted means that these longer duration bonds with spread offer more yield than shorter duration bonds with spread. Second, historically, Treasury yields have declined when the yield curve is flat or inverted. If history repeats, our long duration bonds offer some price appreciation potential in an environment of declining interest rates. We believe the value in our approach is that the bonds we buy have upside return potential above today's yields in the event that yields decline, while potentially insulating the portfolio from capital losses in the event that yields rise."

Faced with the prospect of uncertain U.S. and global economic growth, the potential for more stimulus from the world's central banks, and an expensive bond market, we continue to scale back credit risk in the portfolio and are conscientious about the portfolio's duration risk. We are shepherding capital today with a heavy emphasis on capital preservation, patiently waiting for more attractive valuations.

Finally, we are excited to welcome to our team a new trader, Felix Moy, who joins us with 16 years of experience. Felix will initially focus on trading corporate debt, though his significant experience in structured products will no doubt also be valuable to our collective investment efforts. Please refer to our website for more information on Felix's background.

Thank you for your continued trust and support.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager

July 2019

5

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

6

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO SUMMARY

June 30, 2019 (Unaudited)

Bonds & Debentures		101.4%
Residential Mortgage-Backed Securities	35.5%
Asset-Backed Securities	31.1%
Commercial Mortgage-Backed Securities	16.1%
U.S. Treasuries	12.2%
Corporate Bank Debt	4.2%
Corporate Bonds & Notes	2.3%
Other Assets And Liabilities, Net		(1.4)%
Net Assets		100.0%

7

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS

June 30, 2019
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.1%
AGENCY — 6.0%
Government National Mortgage Association 2012-2 AB — 2.105% 3/16/2037	$810,458	$805,557
Government National Mortgage Association 2014-169 A — 2.60% 11/16/2042	1,001,094	1,000,750
Government National Mortgage Association 2015-21 A — 2.60% 11/16/2042	1,002,250	1,002,203
Government National Mortgage Association 2014-148 A — 2.65% 11/16/2043	1,012,736	1,016,037
Government National Mortgage Association 2014-138 A — 2.70% 1/16/2044	113,777	113,762
Government National Mortgage Association 2010-161 B — 3.00% 7/16/2040	52,152	52,124
Government National Mortgage Association 2015-41 AF, VRN — 3.063% 9/16/2056(a)	957,647	986,532
Government National Mortgage Association 2019 39 A — 3.10% 5/16/2059	1,101,255	1,115,752
Government National Mortgage Association 2011-9 C, VRN — 3.512% 9/16/2041(a)	87,764	88,598
		$6,181,315
AGENCY STRIPPED — 0.4%
Government National Mortgage Association 2015-19 IO — 0.769% 1/16/2057(a)	$4,285,892	$224,665
Government National Mortgage Association 2015-7 IO — 0.788% 1/16/2057 (a)	4,248,379	225,926
		$450,591
NON-AGENCY — 9.7%
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	$1,103,000	$1,125,506
COMM Mortgage Trust 2015-CR22 A3 — 3.207% 3/10/2048	179,000	182,525
GS Mortgage Securities Corp. II 2015-GC30 AAB — 3.12% 5/10/2050	500,000	513,880
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(b)	988,000	1,018,723
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI A — 2.798% 10/5/2031(b)	253,000	255,334
J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8 AS — 3.424% 10/15/2045(b)	687,000	703,534
J.P. Morgan Chase Commercial Mortgage Securities Trust C 2012-HSBC A — 3.093% 7/5/2032(b)	955,041	976,763
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	990,000	1,026,705
RETL P 2019-RVP B, FRN — 3.944% 3/15/2036(a)(b)	735,000	736,823

8

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(b)	$1,250,000	$1,282,905
Wells Fargo Commercial Mortgage Trust 2014-LC18 ASB — 3.244% 12/15/2047	1,000,000	1,025,874
WFRBS Commercial Mortgage Trust 2012-C8 A3 — 3.001% 8/15/2045	989,000	1,008,470
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	187,000	191,539
		$10,048,581
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $16,510,011)		$16,680,487
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 35.5%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.6%
Federal Home Loan Mortgage Corp. 4336 WV — 3.00% 10/15/2025	$731,348	$746,851
Federal Home Loan Mortgage Corp. 4235 QE — 3.00% 8/15/2031	243,813	246,969
Federal National Mortgage Association 2012-128 WC — 1.75% 10/25/2032	187,582	184,644
Federal National Mortgage Association 2012-47 HA — 1.50% 5/25/2027	346,827	338,832
Federal National Mortgage Association 4387 VA — 3.00% 2/15/2026	953,200	973,740
Federal National Mortgage Association 2012-144 PD — 3.50% 4/25/2042	229,531	236,070
		$2,727,106
AGENCY POOL FIXED RATE — 28.5%
Federal Home Loan Mortgage Corp. E04202 — 2.00% 2/1/2028	$150,722	$149,660
Federal Home Loan Mortgage Corp. G18431 — 2.50% 4/1/2027	239,210	241,455
Federal Home Loan Mortgage Corp. J18818 — 2.50% 4/1/2027	526,493	531,433
Federal Home Loan Mortgage Corp. J20465 — 2.50% 9/1/2027	347,209	350,466
Federal Home Loan Mortgage Corp. J20770 — 2.50% 10/1/2027	424,042	428,020
Federal Home Loan Mortgage Corp. J20834 — 2.50% 10/1/2027	988,488	997,762
Federal Home Loan Mortgage Corp. J21434 — 2.50% 12/1/2027	483,278	487,812
Federal Home Loan Mortgage Corp. G15601 — 2.50% 1/1/2029	331,046	334,152
Federal Home Loan Mortgage Corp. J17774 — 3.00% 1/1/2027	988,463	1,010,510
Federal Home Loan Mortgage Corp. J18051 — 3.00% 2/1/2027	631,425	645,509
Federal Home Loan Mortgage Corp. G14600 — 3.00% 11/1/2027	749,823	767,953
Federal Home Loan Mortgage Corp. G16476 — 3.00% 4/1/2028	746,349	763,696
Federal National Mortgage Association AL6472 — 2.00% 3/1/2025	211,251	212,482
Federal National Mortgage Association AB7241 — 2.00% 12/1/2027	317,737	315,319
Federal National Mortgage Association AQ7281 — 2.00% 12/1/2027	763,762	757,949
Federal National Mortgage Association BM4743 — 2.00% 8/1/2030	756,049	750,294
Federal National Mortgage Association MA2676 — 2.50% 7/1/2026	927,218	935,977
Federal National Mortgage Association AS8618 — 2.50% 1/1/2027	856,929	865,023
Federal National Mortgage Association BM1022 — 2.50% 1/1/2027	941,030	949,919
Federal National Mortgage Association AL1366 — 2.50% 2/1/2027	993,430	1,002,194
Federal National Mortgage Association AB4720 — 2.50% 3/1/2027	983,069	991,741

9

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association AB4723 — 2.50% 3/1/2027	$454,039	$458,044
Federal National Mortgage Association AK7393 — 2.50% 3/1/2027	986,630	995,333
Federal National Mortgage Association AK7766 — 2.50% 3/1/2027	984,198	992,880
Federal National Mortgage Association AL1562 — 2.50% 4/1/2027	276,358	278,796
Federal National Mortgage Association MA1047 — 2.50% 4/1/2027	932,328	940,552
Federal National Mortgage Association AB5710 — 2.50% 7/1/2027	3,286,528	3,315,520
Federal National Mortgage Association MA1101 — 2.50% 7/1/2027	478,319	482,538
Federal National Mortgage Association MA3079 — 2.50% 7/1/2027	121,803	122,953
Federal National Mortgage Association AB6192 — 2.50% 9/1/2027	525,764	530,402
Federal National Mortgage Association MA1167 — 2.50% 9/1/2027	428,750	432,532
Federal National Mortgage Association MA3158 — 2.50% 10/1/2027	178,308	179,993
Federal National Mortgage Association AL4637 — 2.50% 11/1/2027	348,532	351,607
Federal National Mortgage Association AQ8719 — 2.50% 12/1/2027	758,692	765,384
Federal National Mortgage Association MA1277 — 2.50% 12/1/2027	396,108	399,602
Federal National Mortgage Association AQ8185 — 2.50% 1/1/2028	340,919	343,927
Federal National Mortgage Association AB8862 — 2.50% 4/1/2028	319,993	322,815
Federal National Mortgage Association BM4406 — 2.50% 9/1/2028	476,485	480,688
Federal National Mortgage Association BM3954 — 2.50% 12/1/2028	748,655	755,259
Federal National Mortgage Association BM5514 — 2.50% 2/1/2029	520,503	525,094
Federal National Mortgage Association BM1595 — 2.50% 3/1/2031	739,900	746,427
Federal National Mortgage Association AJ7495 — 3.00% 12/1/2026	255,536	261,086
Federal National Mortgage Association AK3263 — 3.00% 2/1/2027	437,488	446,990
Federal National Mortgage Association AL3773 — 3.00% 6/1/2028	977,135	998,358
Federal National Mortgage Association AL1741 — 3.50% 5/1/2027	977,197	1,008,935
		$29,625,041
AGENCY STRIPPED — 0.3%
Federal National Mortgage Association 284 1 — 0.00% 7/25/2027(e)	$354,461	$326,304
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 4.1%
BRAVO Residential Funding Trust 2019-1 A1C — 3.50% 3/25/2058(b)	$948,573	$956,253
CIM Trust 2017-7 A, VRN — 3.00% 4/25/2057(a)(b)	163,547	164,857
CIM Trust 2018-R3 A1, VRN — 5.00% 12/25/2057(a)(b)	901,100	944,926
Nationstar HECM Loan Trust 2019-1A M1, VRN — 2.664% 6/25/2029(b)(f)	1,008,000	1,008,000
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.00% 1/25/2058(a)(b)	77,164	77,966
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.25% 3/25/2058(a)(b)	950,271	964,286
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.25% 7/25/2058(a)(b)	176,079	178,592
		$4,294,880
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $36,436,006)		$36,973,331

10

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 31.1%
AUTO — 6.4%
Ally Auto Receivables Trust 2019-1 A4 — 3.02% 4/15/2024	$252,000	$257,993
CarMax Auto Owner Trust 2019-1 A4 — 3.26% 8/15/2024	200,000	205,732
CarMax Auto Owner Trust 2019-1 B — 3.45% 11/15/2024	107,000	110,275
Ford Credit Auto Owner Trust 2019-A A4 — 2.85% 8/15/2024	676,000	690,659
GM Financial Automobile Leasing Trust 2019-2 B — 2.89% 3/20/2023	1,000,000	1,011,609
GM Financial Automobile Leasing Trust 2019-1 B — 3.37% 12/20/2022	337,000	342,143
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.54% 3/21/2025	1,000,000	1,014,425
Honda Auto Receivables Owner Trust 2019-1 A4 — 2.90% 6/18/2024	355,000	362,661
Hyundai Auto Lease Securitization Trust 2019-A B — 3.25% 10/16/2023(b)	334,000	339,504
Hyundai Auto Receivables Trust 2019-A A4 — 2.71% 5/15/2025	1,000,000	1,018,110
Nissan Auto Receivables Owner Trust 2019-A A4 — 3.00% 9/15/2025	252,000	259,656
Toyota Auto Receivables Owner Trust 2019-A A4 — 3.00% 5/15/2024	252,000	258,562
World Omni Auto Receivables 2019-A B — 3.34% 6/16/2025	252,000	259,788
World Omni Automobile Lease Securitization Trust 2019-A B — 3.24% 7/15/2024	529,000	538,924
		$6,670,041
COLLATERALIZED LOAN OBLIGATION — 7.2%
Canyon Capital CLO Ltd. 2014-2A AS, 3M USD LIBOR + 1.250%, FRN — 3.847% 4/15/2029(a)(b)	$627,000	$626,581
Cerberus Loan Funding XXIII LP 2018-2A A, FRN — 3.597% 4/15/2028(a)(b)	1,000,000	996,439
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, FRN — 4.068% 11/15/2029(a)(b)	251,000	249,567
Fortress Credit Opportunities VII CLO Ltd. 2016-7A BR, FRN — 1.00% 12/15/2028(a)(b)	329,000	328,171
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 9.90% 12/15/2028(a)	246,000	223,238
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(b)	666,000	673,375
Ivy Hill Middle Market Credit Fund VII Ltd. — 3.851% 7/18/2030(a)(b)	227,000	223,252
Jamestown CLO VII Ltd. 2015-7A A1R, FRN — 3.41% 7/25/2027(a)(b)	500,000	498,220
Palmer Square CLO Ltd. 2019-1A A1, FRN — 3.749% 4/20/2027(a)(b)	525,000	525,138
Sound Point CLO XII Ltd. 2016-2A AR, FRN — 3.882% 10/20/2028(a)(b)	514,000	514,621
Symphony CLO XII Ltd. 2013-12A AR, 3M USD LIBOR + 1.030%, FRN — 3.627% 10/15/2025(a)(b)	1,176,621	1,176,628
Telos CLO Ltd. 2014-5A A1R, FRN — 3.538% 4/17/2028(a)(b)	260,000	259,098
Trinitas CLO V Ltd. 2016-5A AR, FRN — 3.97% 10/25/2028(a)(b)	628,000	628,594
VCO CLO LLC 2018-1A A, FRN — 4.092% 7/20/2030(a)(b)	251,000	251,233
Venture CDO Ltd. — 1.00% 4/15/2027(a)	333,000	331,425
		$7,505,580

11

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CREDIT CARD — 1.8%
American Express Credit Account Master Trust 2019-1 A — 2.87% 10/15/2024	$251,000	$256,592
Synchrony Card Funding LLC 2019-A2 A — 2.34% 6/16/2025	1,014,000	1,013,927
Synchrony Card Funding LLC 2019-A1 A — 2.95% 3/15/2025	544,000	555,157
		$1,825,676
EQUIPMENT — 11.7%
ARI Fleet Lease Trust 2019-A A2A — 2.41% 11/15/2027(b)	$1,005,000	$1,006,734
ARI Fleet Lease Trust 2018-B A3 — 3.43% 8/16/2027(b)	248,000	254,770
Ascentium Equipment Receivables 2019-1A A3 — 2.83% 5/12/2025(b)	1,000,000	1,017,127
Avis Budget Rental Car Funding AESOP LLC 2017-2A A — 2.97% 3/20/2024	268,000	272,690
Avis Budget Rental Car Funding AESOP LLC 2017-1A A — 3.07% 9/20/2023	528,000	536,332
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.45% 3/20/2023(b)	254,000	260,061
Chesapeake Funding II LLC — 3.11% 4/15/2031	676,000	694,019
Daimler Trucks Retail Trust 2019-1 A4 — 2.79% 5/15/2025(b)	1,000,000	1,010,921
Dell Equipment Finance Trust 2019-1 B — 2.94% 3/22/2024(b)	1,000,000	1,014,963
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 B — 2.99% 6/17/2024	255,000	258,422
GreatAmerica Leasing Receivables Funding LLC Series 2019-1 A4 — 3.21% 2/18/2025(b)	250,000	256,435
GreatAmerica Leasing Receivables Funding LLC Series 2019-1 B — 3.37% 2/18/2025(b)	252,000	259,702
John Deere Owner Trust 2019 A A4 — 3.00% 1/15/2026	532,000	545,615
MMAF Equipment Finance LLC 2019 A A3 — 2.84% 11/13/2023(b)	676,000	682,667
NextGear Floorplan Master Owner Trust 2019-1A A2 — 3.21% 2/15/2024(b)	523,000	533,720
NextGear Floorplan Master Owner Trust 2018-1A A2 — 3.22% 2/15/2023(b)	100,000	101,026
Verizon Owner Trust 2019 A A1A — 2.93% 9/20/2023	532,000	541,361
Verizon Owner Trust 2019 A B — 3.02% 9/20/2023	532,000	544,712
Verizon Owner Trust 2019-B B — 2.40% 12/20/2023	1,006,000	1,009,649
Volvo Financial Equipment LLC Series 2019-1A A4 — 3.13% 11/15/2023(b)	250,000	256,144
Wheels SPV 2 LLC 2019-1A A3 — 2.35% 5/22/2028(b)	1,013,000	1,014,097
		$12,071,167
OTHER — 4.0%
MelTel Land Funding LLC 2019-1A C — 6.07% 4/15/2049(b)	$312,000	$322,592
NRZ Advance Receivables Trust 2015-ON1 2016-T5 AT5 — 3.331% 12/15/2051(b)	250,000	254,965

12

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(b)	$1,038,508	$1,037,858
PFS Financing Corp. 2019-A A2 — 2.86% 4/15/2024(b)	1,000,000	1,017,628
PFS Financing Corp. 2019-A B — 3.13% 4/15/2024(b)	1,000,000	1,017,141
PFS Financing Corp. 2018-F A — 3.52% 10/15/2023(b)	446,000	452,287
		$4,102,471
TOTAL ASSET-BACKED SECURITIES (Cost $31,786,460)		$32,174,935
CORPORATE BONDS & NOTES — 2.3%
BASIC MATERIALS — 0.5%
Neon Holdings, Inc. — 10.125% 4/1/2026(b)	$550,000	$541,750
CONSUMER, NON-CYCLICAL — 0.9%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 9.875% 6/30/2024(d)(f)	$937,000	$904,205
ENERGY — 0.9%
PHI, Inc. — 5.25% 3/15/2019	$1,167,000	$548,490
Natural Resource Partners LP / NRP Finance Corp. — 9.125% 6/30/2025(b)	400,000	412,500
		$960,990
TOTAL CORPORATE BONDS & NOTES (Cost $2,588,611)		$2,406,945
CORPORATE BANK DEBT — 4.2%
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 7.750 — 10.248% 9/29/2025(a)(c)	$660,000	$649,552
BJ Services Inc., 3M USD LIBOR + 7.000% — 9.65% 1/3/2023(a)(c)(d)(f)	250,000	247,764
Hexion International Holding BV, 3M USD LIBOR + 2.750% — 5.350% 10/1/2020(a)(c)	1,000,000	1,000,000
JC Penney Corp., Inc., 1M USD LIBOR + 4.250% — 6.879% 6/23/2023(a)(c)	587,067	507,813
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 8.249% 12/22/2024(a)(c)	337,721	337,039
Transform SR Holdings LLC Term Loan B, 1M USD LIBOR + 7.250% — 9.741% 2/12/2024(a)(c)	100,000	99,593

13

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Windstream Holdings Inc., 1M USD LIBOR + 2.50% — 4.98% 2/26/2021(a)(c)	$1,000,000	$1,000,000
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 6.601% 9/9/2021(a)(c)	516,000	518,157
TOTAL CORPORATE BANK DEBT (Cost $4,365,128)		$4,359,918
U.S. TREASURIES — 12.2%
U.S. Treasury Bills — 2.267% 7/9/2019	$2,609,000	$2,607,823
U.S. Treasury Bills — 2.109% 7/16/2019	305,000	304,730
U.S. Treasury Bills — 2.103% 7/23/2019	4,717,000	4,711,011
U.S. Treasury Notes — 1.75% 4/30/2022	2,513,000	2,514,446
U.S. Treasury Notes — 1.875% 4/30/2022	2,476,000	2,485,277
TOTAL U.S. TREASURIES (Cost $12,605,800)		$12,623,287
TOTAL BONDS & DEBENTURES — 101.4% (Cost $104,292,016)		$105,218,903
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $104,292,016)		$105,218,903
TOTAL INVESTMENTS — 101.4% (Cost $104,292,016)		$105,218,903
Other assets and liabilities, net — (1.4)%		(1,471,188)
NET ASSETS — 100.0%		$103,747,715

(a)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2019. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)  Restricted securities. These restricted securities constituted 4.20% of total net assets at June 30, 2019, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

14

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.11% of total net assets at June 30, 2019.

(e)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(f)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

15

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2019
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 7.750% — 10.249% 9/29/2025	1/7/2019, 1/18/2019, 2/12/2019, 3/28/2019	$653,961	$649,552	0.60%
BJ Services Inc., 3M USD LIBOR + 7.000% — 9.650% 1/3/2023	1/28/2019	247,768	247,764	0.20%
Hexion International Holding BV, 3M USD LIBOR + 2.750% — 5.350% 10/1/2020	4/12/2019	997,668	1,000,000	1.00%
JC Penney Corp., Inc., 1M USD LIBOR + 4.250% — 6.879% 6/23/2023	1/17/2019, 2/8/2019, 3/11/2019	515,938	507,813	0.50%
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 8.249% 12/22/2024	1/9/2019, 6/18/2019, 06/19/2019	337,599	337,039	0.30%
Transform SR Holdings LLC TL B, 1M USD LIBOR + 7.250% — 9.741% 2/11/2024	2/11/2019, 2/19/2019	99,063	99,593	0.10%
Windstream Holdings Inc., 1M USD LIBOR + 2.500% — 4.980% 2/26/2021	3/8/2019, 3/29/2019	996,500	1,000,000	1.00%
Xplornet Communication, Inc. , 3M USD LIBOR + 4.000% — 6.601% 9/9/2021	3/8/2019, 3/29/2019	516,631	518,157	0.50%
TOTAL RESTRICTED SECURITIES		$4,365,128	$4,359,918	4.20%

See accompanying Notes to Financial Statements.
16

FPA FLEXIBLE FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $104,292,016)	$105,218,903
Cash	199,925
Receivable for:
Dividends and interest	239,111
Capital Stock sold	29,778
Investment securities sold	4,129
From Adviser	2,519
Total assets	105,694,365
LIABILITIES
Payable for:
Investment securities purchased	1,798,131
Capital Stock repurchased	94,852
Accrued expenses and other liabilities	53,667
Total liabilities	1,946,650
NET ASSETS	$103,747,715
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; outstanding 10,221,565 shares	$10,221,565
Additional Paid-in Capital	92,451,702
Distributable earnings	1,074,448
NET ASSETS	$103,747,715
NET ASSET VALUE
Offering and redemption price per share	$10.15

See accompanying Notes to Financial Statements.

17

FPA FLEXIBLE FIXED INCOME FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019(1)
(Unaudited)

INVESTMENT INCOME
Interest	$875,944
EXPENSES
Advisory fees	150,725
Legal fees	60,006
Custodian fees	36,040
Trustee fees and expenses	35,928
Reports to shareholders	24,889
Filing fees	18,060
Transfer agent fees and expenses	12,950
Audit and tax services fees	10,463
Administrative services fees	299
Other professional fees	271
Other	5,211
Total expenses	354,842
Reimbursement from Adviser	(236,732)
Net expenses	118,110
Net investment income	757,834
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	120,220
Net change in unrealized appreciation (depreciation) of:
Investments	926,887
Net realized and unrealized gain	1,047,107
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,804,941

(1)  Operations commenced on December 31, 2018.

See accompanying Notes to Financial Statements.

18

FPA FLEXIBLE FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended June 30, 2019 (Unaudited)(1)
INCREASE IN NET ASSETS
Operations:
Net investment income	$757,834
Net realized gain	120,220
Net change in unrealized appreciation (depreciation)	926,887
Net increase in net assets resulting from operations	1,804,941
Distributions to shareholders	(730,493)
Capital Stock transactions:
Proceeds from Capital Stock sold	104,365,084
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	603,331
Cost of Capital Stock repurchased	(2,295,148)
Net increase from Capital Stock transactions	102,673,267
Total change in net assets	103,747,715
NET ASSETS
Beginning of period	—
End of period	$103,747,715
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	10,389,160
Shares issued to shareholders upon reinvestment of dividends and distributions	59,745
Shares of Capital Stock repurchased	(227,340)
Change in Capital Stock outstanding	10,221,565

(1) Operations commenced on December 31, 2018.

See accompanying Notes to Financial Statements.

19

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2019 (Unaudited)(1)
Per share operating performance:
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income*	0.12
Net realized and unrealized gain on investment securities	0.13
Total from investment operations	0.25
Less distributions:
Dividends from net investment income	(0.10)
Net asset value at end of period	$10.15
Total investment return**	2.63%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$103,748
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.17	%†
After reimbursement from Adviser	0.39	%†
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.71	%†
After reimbursement from Adviser	2.49	%†
Portfolio turnover rate	26	%†

*  Per share amount is based on average shares outstanding.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

(1)  Operations commenced on December 31, 2018.

See accompanying Notes to Financial Statements.

20

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2019
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Flexible Fixed Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of

21

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $101,405,521 for the period ended June 30, 2019. The proceeds and cost of securities sold resulting in net realized gains of $120,220 aggregated $6,727,344 and $6,607,124, respectively, for the period ended June 30, 2019. Realized gains or losses are based on the specific identification method.

22

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the Fund's average daily net assets. In addition, the Fund's investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.39% of the average net assets of the Fund through December 31, 2019, in excess of 0.49% of net assets of the Fund for the year ended December 31, 2020, and in excess of 0.59% of net assets of the Fund for the year ended December 31, 2021. During the term of the current expense limit agreement, beginning December 31, 2018 and ending December 31, 2021, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning January 1, 2022, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.64% of average net assets of the Fund for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement.

For the period ended June 30, 2019, the Fund paid aggregate fees and expenses of $35,928 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2019, was $104,292,016 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2019, for federal income tax purposes was $1,137,678 and $210,791, respectively resulting in net unrealized appreciation of $926,887. As of and during the period ended June 30, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange

23

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2019:

Investments	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities
Agency	—	$6,181,315	—	$6,181,315
Agency Stripped	—	450,591	—	450,591
Non-Agency	—	10,048,581	—	10,048,581
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	2,727,106	—	2,727,106
Agency Pool Fixed Rate	—	29,625,041	—	29,625,041
Agency Stripped	—	326,304	—	326,304
Non-Agency Collateralized Mortgage Obligation	—	3,286,880	$1,008,000	4,294,880

24

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Auto	—	$6,670,041	—	$6,670,041
Collateralized Loan Obligation	—	7,505,580	—	7,505,580
Credit Card	—	1,825,676	—	1,825,676
Equipment	—	12,071,167	—	12,071,167
Other	—	4,102,471	—	4,102,471
Corporate Bonds & Notes	—	1,502,740	$904,205	2,406,945
Corporate Bank Debt	—	4,112,154	247,764	4,359,918
U.S. Treasuries	—	12,623,287	—	12,623,287
	—	$103,058,934	$2,159,969	$105,218,903

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2019:

Investments	Beginning Value at December 31, 2018	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2019	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2019
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	—	$2	$1,007,998	—	—	$1,008,000	—
Corporate Bonds & Notes	—	—	937,000	$(32,795)	—	904,205	$(56)
Corporate Bank Debt	—	264	247,500	—	—	247,764	(3)
	—	$266	$2,192,498	$(32,795)	—	$2,159,969	$(59)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions

25

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended June 30, 2019.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2019:

Financial Assets	Fair Value at June 30, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Range
Residential Mortgage-Backed — Non-Agency CMO	$1,008,000	Third-Party Broker Quote (a)	Quotes/Prices	$100.00
Corporate Bonds & Notes	$904,205	Most Recent Capitlization (Funding) (b)	Cost	$96.50
Corporate Bank Debt	$247,764	Pricing Model (c)	Amortized Cost	$99.11

(a)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(b)  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

(c)  The Pricing Model technique for Level 3 securities involves amortized cost. If the financials condition of the underlying assets were to deteriorate, of if the market comparables were to fall, the value of this investment would be lower.

26

FPA FLEXIBLE FIXED INCOME FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2018(1)	$1,000.00	$1,000.00
Ending Account Value June 30, 2019	$1,026.30	$1,022.86
Expenses Paid During Period*	$1.96	$1.96

*  Expenses are equal to the Fund's annualized expense ratio of 0.39%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2019 (181/365 days).

(1)  Operations commenced on December 31, 2018.

27

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean (since July 2019), Professor and Faculty Director (since July 2018), Interim Dean (July 2018-June 2019), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

28

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustee(2)
Steven Romick, 1960	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

29

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2018	Partner of FPA. Formerly Chief Executive Officer of the FPA New Income (until February 2015). Vice President and Portfolio Manager of FPA New Income (since 2004).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2018

Partner (since January 2017) and a Director of Research (since April 2015) of FPA; Managing Director of FPA from November 2015 to January 2017, Senior Vice President of FPA from January 2014 to November 2015; Analyst and Vice President of FPA from June 2010 to December 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since December 2018).

J. Richard Atwood, 1960	President	2002

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

30

FPA FLEXIBLE FIXED INCOME FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPFIX
CUSIP: 30254T718

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA FLEXIBLE FIXED INCOME FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record since inception on December 31, 2018 through June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 29, 2019

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	August 29, 2019